Registration Numbers:    2-66976
                                                         811-3009

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [  X  ]

          Pre-Effective Amendment No.                           [     ]

          Post-Effective Amendment No.         24               [  X  ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  X  ]

          Amendment No.          24                             [  X  ]



                       COLONIAL TRUST II
       (Exact Name of Registrant as Specified in Charter)

       One Financial Center, Boston, Massachusetts  02111
            (Address of Principal Executive Offices)

                         (617) 426-3750
      (Registrant's Telephone Number, Including Area Code)



Name and Address of Agent for Service:    Copy to:

Arthur O. Stern, Esquire                  Peter MacDougall, Esquire
Colonial Management Associates, Inc.      Ropes & Gray
One Financial Center                      One International Place
Boston, Massachusetts  02111              Boston,Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[       ] immediately upon filing pursuant to paragraph (b)
[   X   ] on December 29, 1995 pursuant to paragraph (b)
[       ] 60 days after filing pursuant to paragraph (a)(1)
[       ] on [date] pursuant to paragraph (a)(1) of Rule 485
[       ] 75 days after filing pursuant to paragraph (a)(2)
[       ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:
[       ] this post-effective amendment designates a new
effective date for a previously filed post-effective amendment.

                           DECLARATION

The Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and on or about October 30, 1995, the Registrant filed the Rule 24f-2 Notice for the Registrant's most recent fiscal year ended August 31, 1995.




                        COLONIAL TRUST II

  Cross Reference Sheet (Colonial Government Money Market Fund)



Item Number of Form N-1A                Prospectus Location or Caption


Part A

  1.                                    Cover page

  2.                                    Summary of expenses

  3.                                    The Fund's financial
                                        history

  4.                                    Organization and history;
                                        The Fund's investment
                                        objective; How the Fund
                                        pursues its objective

  5.                                    Cover page; The Fund's
                                        investment objective; How
                                        the Fund is managed;
                                        Organization and history;
                                        Back cover

  6.                                    Organization and history;
                                        Distributions and taxes;
                                        How to buy shares

  7.                                    Summary of expenses; How
                                        to buy shares; How the
                                        Fund values its shares;
                                        12b-1 plans; Back cover

  8.                                    How to sell shares; How
                                        to exchange shares;
                                        Telephone transactions

  9.                                    Not applicable


December 29, 1995



COLONIAL GOVERNMENT MONEY MARKET FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Contents                                               Page
Summary of expenses.....................................
The Fund's financial history............................
The Fund's investment objective.........................
How the Fund pursues its objective......................
How the Fund measures its performance...................
How the Fund is managed.................................
How the Fund values its shares .........................
Distributions and taxes.................................
How to buy shares.......................................
How to sell shares......................................
How to exchange shares..................................
Telephone transactions..................................
12b-1 plans.............................................
Organization and history................................



MM-XX-XX


Colonial Government Money Market Fund (Fund), a diversified portfolio of Colonial Trust II (Trust), an open-end management investment company, seeks current income, consistent with capital preservation and liquidity, by investing exclusively in short-term U.S. government securities.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the December 29, 1995 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


An investment in the Fund is not insured or guaranteed by the U.S. Government. There can be no assurance that the $1.00 net asset value per share will be maintained.


The Fund offers three classes of shares. Class A shares are offered at net asset value; Class B shares are offered at net asset value, and, in addition, are subject to an annual distribution fee, an annual service fee, and a


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and continuing service and distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to buy shares."


Class B and Class D shares of the Fund are only for temporary investment while, for example, considering investments in other Colonial funds. Unlike shares of most money market funds, investments in the Fund's Class B shares are subject to declining contingent deferred sales charges, investments in Class D shares are subject to initial sales charges and Class B and Class D shares are subject to distribution and service fees.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is managed" and "12b-1 plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1)(2)

                              Class A     Class B     Class D
Maximum Initial Sales
  Charge Imposed on a
  Purchase (as a % of
  offering price)(3)            0.00%     0.00%(4)    1.00%(4)

Maximum Contingent
  Deferred  Sales Charge (as
   a % of offering price)(3)    0.00%     5.00%(4)    1.00%(4)


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to sell shares".

(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately eight years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                              Class A     Class B     Class D

Management fee(5)               0.30%       0.30%       0.30%
12b-1 fees                      0.00        1.00        1.00
Other expenses                  0.39        0.39        0.39
                               ------      ------      ------
Total operating expenses        0.69%       1.69%       1.69%
                              =======     =======     =======


(5) Effective October 17, 1994, the contractual management fee was voluntarily reduced by the Adviser from 0.50% to 0.30%.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


              Class A            Class B          Class D
Period:                         (6)     (7)      (6)     (7)
1 year           $7           $67     $17      $37      $27
3 years          22            83      53       63       63
5 years          39           112      92      101      101
10 years         86           174(8)  174(8)   208      208

(6) Assumes redemption.
(7) Assumes no redemption.
(8) Class B shares convert to Class A shares after approximately eight years; therefore, years 9 and 10 reflect Class A share expenses.





--------------------------------------------------------------
THE FUND'S FINANCIAL HISTORY


The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report and is incorporated by reference into the Statement of Additional Information. The Fund adopted its current objective and policies effective October 17, 1994. The data presented below prior to October 17, 1994 represents operations under earlier objectives and policies.



                                                                                CLASS A
                                         --------------------------------------------------------------------------------------

                                                            Year ended                 Period ended           Year ended
                                                            August 31                   August 31            December 31
                                         -------------------------------------------  --------------   ----------------------
                                                  1995           1994          1993         1992(b)          1991       1990

Net asset value - Beginning period              $1.000         $1.000        $1.000          $1.000        $1.000     $1.000
                                                ======         ======        ======          ======        ======     ======
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                      0.050          0.028         0.023           0.022         0.053      0.074
                                                -----          -----         -----           -----         -----      -----
LESS DISTRIBUTORS DECLARED TO
  SHAREHOLDERS:
  From net investment income                   (0.050)        (0.028)       (0.023)         (0.022)       (0.053)    (0.074)
                                               -------        -------       -------         -------       -------    -------
Net asset value - End of period                $1.000         $1.000        $1.000          $1.000        $1.000     $1.000
                                               ======         ======        ======          ======        ======     ======
Total return(c)(d)                               5.14%          2.85%         2.28%           2.18% (e)     5.38%      7.64%
                                                 ====           ====          ====            ====          ====       ====
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                     0.69%          0.73%         0.88%           1.00% (f)     0.85%      0.77%
    Fees and expenses waived or
      borne by the Adviser                       0.04%          0.20%         0.20%           0.38% (f)     0.20%      0.13%
    Net investment income                        4.96%          3.01%         2.26%           3.23% (f)     5.32%      7.38%
Net assets at end of period (000)              $83,086        $97,115       $44,693         $47,885       $56,198    $79,771
_________________________________




                                                                       CLASS A
                                              ----------------------------------------------------------
                                                                Year ended December 31
                                              ----------------------------------------------------------
                                                   1989       1988       1987       1986       1985
                                                   ----       ----       ----       ----       ----

Net asset value - Beginning of period           $1.000     $1.000     $1.000     $1.000     $1.000
                                                =======    =======    =======    =======    ======
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                       0.082      0.065      0.057      0.059      0.072
                                                 ------     ------     ------     ------     -----
LESS DISTRIBUTORS DECLARED TO
  SHAREHOLDERS:
  From net investment income                    (0.082)    (0.065)    (0.057)    (0.059)    (0.072)
                                                -------    -------    -------    -------    -------
Net asset value - End of period                 $1.000     $1.000     $1.000     $1.000     $1.000
                                                =======    =======    =======    =======    ======
Total return(c)(d)                                8.50%      6.66%      5.83%      5.98%      7.39%
                                                  =====      =====      =====      =====      =====
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                      0.74%      0.67%      0.77%      1.01%      1.08%
    Fees and expenses waived or
      borne by the Adviser                          ---        ---        ---      0.63%      1.13%
    Net investment income                         8.20%      6.49%      5.82%      5.59%      7.20%
Net assets at end of period (000)               $75,301    $95,262   $104,649    $23,313    $11,039
---------------------------------


(a) Net of fees and expenses waived or borne by the Adviser which amounted to $0.000, $0.002, $0.002, $0.003, $0.002, $0.001, $0.000, $0.000, $0.000,
    $0.007 and $0.011, respectively.

(b) The Fund  changed its fiscal year end from  December 31 to August 31,  1992.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.




THE FUND'S FINANCIAL HISTORY (CONT.)


                                                                   CLASS B                                        CLASS D
                                            ---------------------------------------------------------- -----------------------------
                                                                                         Period ended   Year ended    Period ended
                                                           Year ended August 31           August 31      August 31     August 31
                                            ------------------------------------------- -------------- -----------------------------
                                                      1995       1994           1993      1992(b)(c)      1995           1994(d)
                                                      ----       ----           ----      ----------      ----           -------

Net asset value - Beginning of period                $1.000     $1.000         $1.000      $1.000        $1.000          $1.000
                                                     =======    =======        =======     =======       =======         ======
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (a)                           0.040      0.018          0.013       0.004         0.040           0.005
                                                      ------     ------         ------      ------        ------          -----
LESS DISTRIBUTIONS DECLARED TO
    SHAREHOLDERS:
  From net investment income                         (0.040)    (0.018)        (0.013)     (0.004)       (0.040)         (0.005)
                                                     -------    -------        -------     -------       -------         -------
Net asset value - End of period                      $1.000     $1.000         $1.000      $1.000        $1.000          $1.000
                                                     =======    =======        =======     =======       =======         ======
Total return(e)(f)                                    4.08%      1.82%          1.27%       0.43% (g)    4.07%           0.45% (g)
                                                       =====      =====          =====       =====        =====           =====
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                          1.69%      1.73%          1.88%       2.00% (h)    1.69%           1.73% (h)
    Fees and expenses waived or borne by the Adviser  0.04%      0.20%          0.20%       0.38% (h)    0.04%           0.20% (h)
    Net investment income                             3.96%      2.01%          1.26%       2.23% (h)    3.96%           2.01% (h)
Net assets at end of period (000)                  $55,441    $54,535        $10,890     $14,096         $625            $518
---------------------------------



(a) Net of fees and expenses waived or borne by the Adviser which amounted to $0.000, $0.002, $0.002, $0.001, $0.000, and $0.002, respectively.
(b) The Fund changed its fiscal year end from  December  31 to August 31,  1992.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.
(h)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.

-------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income, consistent with capital preservation and liquidity, by investing exclusively in short-term U.S. government securities.

HOW THE FUND PURSUES ITS OBJECTIVE

The Fund invests exclusively in short-term securities issued or guaranteed by the U.S. government or its subdivisions, agencies, authorities and instrumentalities, as well as repurchase agreements collateralized by such securities. The Fund may purchase U.S. government securities with floating or variable rates of interest that are eligible, based on the Securities and Exchange Commission requirements, for investment by money market funds. The Fund will not purchase inverse floating rate instruments, so-called "range floaters" (securities the interest rate on which is allowed to float only within a certain range), structured notes, futures contracts or other derivative securities. All the Fund's investments have remaining maturities of 397 days or less (except securities subject to repurchase agreements). The dollar weighted average maturity of the Fund's investments will be 90 days or less. All securities purchased will be determined by the Adviser, under procedures established by the Trustees, to present minimal credit risk.


Under a repurchase agreement, the Fund buys a security from a bank or dealer, which it is obligated to buy back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. . However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


The Fund intends to qualify as an eligible investment for federal credit unions and national banks. The Fund's investments will be strictly limited to investments and investment transactions that are legal for federal credit unions under regulations adopted by the National Credit Union Administration.


The Fund may borrow money, by issuing senior securities, from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. If the Fund disposes of securities prior to maturity, it may realize a loss or gain. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in the objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 1.00% on Class D shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the contingent deferred sales charge.


Each Class's yield is calculated in accordance with the Securities and Exchange Commission's formula for money market funds. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

Unlike bank deposits or other investments which pay a fixed yield for a stated period of time, each Class's yield changes in response to fluctuations in interest rates and Fund expenses. Therefore, past Fund performance does not predict future performance. Yields on other investments may be calculated differently. When comparing investments, investors should consider the quality and maturity of the portfolio securities involved.

All  performance  information is historical and does not reflect future results.

HOW THE FUND IS MANAGED
The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser, and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense for an annual fee of 0.30% of Fund average net assets.




The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities are valued using the "amortized cost" method (when such value is determined to represent market value in accordance with procedures adopted by the Trustees), which does not consider the effect of fluctuating interest rates on the value of assets. The Fund intends to maintain a per share net asset value of $1.00, but this cannot be assured.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to its shareholders virtually all net income and any net realized gains at least annually.


The Fund generally declares distributions daily and pays them monthly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive them in cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the
Transfer   Agent  for   information.


Whether you receive distributions in cash or in additional Fund shares, you must report them astaxable income unless you are a tax-exempt institution. Each January information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES


Shares are offered continuously. Orders received in good form prior to the time shares are valued (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares.


Class A Shares. Class A shares are offered at net asset value. The Distributor pays no commission on sales of Class A shares.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee, a 0.25% annual service fee and a declining contingent deferred sales charge) if redeemed within six years after purchase. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.75% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.


The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.


General. As shown above, financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with a reduced or no initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven business days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent. The sale price that you receive is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's net asset value (less any applicable contingent deferred sales charge), are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


Contingent Deferred Sales Charges. As stated above, Class B and Class D shares may be subject to a contingent deferred sales charge. As shown below, the contingent deferred sales charge applicable to Class B shares depends on the number of years after purchase that the redemption occurs:


                Years                  Contingent
                After                   Deferred

              Purchase                Sales Charge

                 0-1.....................  5.00%
                 1-2.....................  4.00
                 2-3.....................  3.00
                 3-4.....................  3.00
                 4-5.....................  2.00
                 5-6.....................  1.00
             More than 6.................  0.00

Year one ends one year after the end of the month in which the purchase was accepted and so on.


Sales of Class D shares made within one year from the first day of the month following the purchase will be subject to a 1.00% contingent deferred sales charge.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.

HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including any sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.


Purchasers of $1,000,000 or more of other Colonial funds' Class A shares who exchange their shares for Class A shares of the Fund and redeem those Fund shares within one year after the original investment are subject to a 1.00% contingent deferred sales charge.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, the contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.


TELEPHONE TRANSACTIONS




All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to sell shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor annual distribution and service fees of 0.75% and 0.25%, respectively, of the average net assets attributed to its Class B and Class D shares. Because the Class B and Class D shares bear these additional fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray distribution expenses, including the cost of commissions paid to financial service firms which have sold Fund shares and expenses associated with providing certain shareholder services. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1980. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. You receive one vote for each of your Fund shares. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust for the Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.


The risk of a particular fund incurring financial loss on account of an unsatisfied liability of another fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.


------------------------------------------------------------


                      [THIS PAGE INTENTIONALLY LEFT BLANK.]





--------------------------------------------------------------
Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor

Colonial Investment Services, Inc.

One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624




Your financial service firm is:





Printed in U.S.A.



December 29, 1995



COLONIAL GOVERNMENT MONEY MARKET FUND



PROSPECTUS




Colonial Government Money Market Fund seeks current income, consistent with capital preservation and liquidity, by investing exclusively in short-term U.S. government securities.


For more detailed information about the Fund, call 1-800-248-2828 for the December 29, 1995 Statement of Additional Information.





FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

                    [COLONIAL FLAG LOGO]

                    Colonial Mutual Funds
_________________________________________________________________
Please send your completed application to:

                    Colonial Mutual Funds
                        P.O. Box 1722
              Boston, Massachusetts 02105-1722

New Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 8.

To apply for special services for a new or existing account, complete sections 4, 5, 6, 7, or 9 as appropriate.

___ Please check here if this is a revision.

1-----------Account Ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Name of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen?  Yes___    No___

______________________________________
If no, country of permanent residence


______________________________________
Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial Fund(s) You Are Purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or D shares. If no distribution option is selected, distributions will be reinvested in additional Fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund Choice(s)

Fund
___ A Shares ___ B Shares (less than $250,000)
___ D Shares (less than $500,000)

$______________________________________________
 Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section 4B, inside

Fund Choice(s)

Fund
___ A Shares ___ B Shares (less than $250,000)
___ D Shares (less than $500,000)

$______________________________________________
 Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section 4B, inside

Fund Choice(s)

Fund
___ A Shares ___ B Shares (less than $250,000)
___ D Shares (less than $500,000)

$______________________________________________
Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section 4B, inside

3---Your Signature & Taxpayer I.D. Number Certification----

Each person signing on behalf of an entity represents that his/her actions are authorized.

I have received and read each appropriate Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

Cross out 2(a) or 2(b) if either is not true in your case.

2. I am not subject to 31% backup withholding because (a) I have not been notified that I am subject to backup withholding or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

It is agreed that the Fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to Withdraw from Your Fund-------

It may take up to 30 days to activate the following features. Complete only the section(s) that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the following business day. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to Plan payments may be subject to a contingent deferred sales charge for Class B or Class D shares. Please consult your financial or tax adviser before electing this option.

Funds for Withdrawal:

1______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

2______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly            __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

3______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly              __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

Payment Instructions
Send the payment to (choose one):
__My address of record.
__My bank account via Colonial Cash Connection. Please complete Section 4B and the Bank Information section below.
__The payee listed at right.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable

X_____________________________________________
 Signature of account owner(s)

X_____________________________________________
 Signature of account owner(s)

Signatures of all owners must be guaranteed. Provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet.

B.  Direct Deposit via Colonial Cash Connection
You can arrange to have distributions from your Colonial fund account(s) or Systematic Withdrawal Plan checks automatically deposited directly into your bank checking account. Distribution deposits will be made 2 days after the Fund's payable date. Please complete Bank Information below and attach a blank check marked "VOID."

Please deposit my:
__Dividend distributions only
__Dividend and capital gain distributions
__Systematic Withdrawal Plan payments

I understand that my bank must be a member of the Automated Clearing House system.

C. Telephone Withdrawal Options

All telephone transaction calls are recorded. These options are not available for retirement accounts.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address on our records. For your protection, this service is only available on accounts that have not had an address change within 60 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege. You may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized. Telephone redemptions exceeding $5,000 will be sent via Federal Fund Wire, usually on the next business day ($7.50 will be deducted). Redemptions of $5,000 or less will be sent by check to your designated bank.

Bank Information (For A, B, or C Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)


5-----Ways to Make Additional Investments--------
These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing fund distributions in another Colonial fund. These investments will be made in the same share class and without sales charges. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)

B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 transferred into the same share class of up to four other Colonial funds, on a monthly basis. The minimum amount for each transfer is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund name

$_________________________
 Amount to invest monthly

____________________________________
Fund name

$_________________________
 Amount to invest monthly
____________________________________
Fund name

$_________________________
 Amount to invest monthly

C. Fundamatic
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account. Your bank needs to be a member of the Automated Clearing House system. Please attach a blank check marked "VOID." Also, complete the section below and Fundamatic
Authorization (Section 6).

____________________________________
Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month

____________________________________
Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month


____________________________________
Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month

6 -------------Fundamatic Authorization--------------------
Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

7--Ways to Reduce Your Sales Charges for Class A Shares--
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own Class A, B, or D shares in other Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

8-------------Financial Service Firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

9--Request for a Combined Quarterly Statement Mailing--
Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts.

Fundamatic (See Reverse Side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Management Associates, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

D-461L-594

                        COLONIAL TRUST II

 Cross Reference Sheet (Colonial Adjustable Rate U.S. Government Fund)



Item Number of Form N-1A                Prospectus Location or Caption


Part A

  1.                                    Cover page

  2.                                    Summary of expenses

  3.                                    The Fund's financial
                                        history

  4.                                    Organization and history;
                                        The Fund's investment
                                        objective; How the Fund
                                        pursues its objective

  5. Cover page; How the Fund is managed; Organization and history; The Fund's investment objective;
                                        Back cover

  6.                                    Organization and history;
                                        Distributions and taxes;
                                        How to buy shares

  7.                                    Summary of expenses; How
                                        to buy shares; How the
                                        Fund values its shares;
                                        12b-1 plans; Back cover

  8.                                    How to sell shares; How
                                        to exchange shares;
                                        Telephone transactions

  9.                                    Not applicable

December 29, 1995


COLONIAL
ADJUSTABLE RATE
U.S. GOVERNMENT
FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.


While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency, including the FDIC.


Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon, and risk tolerance.


Contents                                                Page
Summary of expenses
The Fund's financial history
The Fund's investment objective
How the Fund pursues its objective
How the Fund measures its performance
How the Fund is managed
How the Fund values its shares
Distributions and taxes
How to buy shares
How to sell shares
How to exchange shares
Telephone transactions
12b-1 plans
Organization and history


Colonial Adjustable Rate U.S. Government Fund (Fund), a diversified portfolio of Colonial Trust II (Trust), an open-end management investment company, seeks as high a level of current income as is consistent with very low volatility by investing primarily in adjustable rate securities. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.


More detailed information about the Fund is in the December 29, 1995 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within four years after purchase; and Class C shares are offered at net asset value plus a continuing annual distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. Class C shares require an initial investment of at least $25,000. See "How to buy shares."


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. Annual Operating Expenses have been adjusted to reflect current fees. See "How the Fund is managed" and "12b-1 plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)
                        Class A    Class B    Class C
Maximum Initial Sales
  Charge Imposed on
  a Purchase (as a %
  of offering
  price)(3)             3.25%      0.00%(5)   0.00%(5)
Maximum Contingent
  Deferred Sales
  Charge (as a % of
  offering
  price)(3)             1.00%(4)   4.00%      0.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to sell shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)   Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately
      18 months after purchase.  See "How to buy shares."

(5) Because of the 0.65% distribution fee applicable to Class B shares and the 0.15% distribution fee applicable to Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities
      Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately eight years, this is less likely for Class B shares than for a class without a conversion feature.



Annual Operating  Expenses  (as a % of average  net assets)
                            Class A  Class B    Class C
Management fee
  (after fee waiver)        0.00%     0.00%      0.00%
12b-1 fees                  0.20      0.85       0.40
Other expenses
  (after fee waiver)        0.30      0.30       0.30
                            ----      ----       ----
Total operating expenses
 (after fee waiver)         0.50%     1.15%      0.70%
                            ====      ====       ====


The Adviser has voluntarily agreed to waive or bear certain Fund expenses until further notice. Absent such agreement, the "Management fee" would have been 0.55% for each Class, "Other expenses" would have been 0.89% for each Class and "Total operating expenses" would have been 1.64% for Class A, 2.29% for Class B and 1.84% for Class C. See "How the Fund is managed" for other fees paid to the Adviser.


Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


                 Class A           Class B          Class C
Period:
                                (6)         (7)
1 year            $37          $ 12        $ 52      $ 7
3 years           $48          $ 37        $ 57      $22
5 years           $60          $ 64        $ 64      $39
10 years          $93          $122(8)     $122(8)   $87





(6)      Assumes no redemption.
(7)      Assumes redemption.
(8) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.


Without voluntary fee reduction, the amounts in the Example would be $49, $82, $119 and $220 for Class A shares for 1, 3, 5 and 10 years respectively; $23, $71, $122 and $246 for Class B shares assuming no redemption for 1, 3, 5 and 10 years, respectively; $63, $91, $122 and $246 for Class B shares assuming redemptions at 1, 3, 5 and 10 years respectively; and $19, $58, $99 and $215 for Class C shares for 1, 3, 5 and 10 years, respectively. Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A expenses.

THE FUND'S FINANCIAL HISTORY


The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report, and is incorporated by reference into the Statement of Additional Information.

                                                            Years ended                           Period ended
                                                             August 31                             August 31
                                          ------------------------------------------------------------------------
                                                    1995                       1994                 1993
                                          Class A  Class B Class C(d)    Class A Class B   Class A(b)   Class B(c)

Net asset value - Beginning of period      $9.670  $9.670     $9.550     $9.950   $9.950     $10.00       $9.940
                                           ------- -------    -------    -------  -------    -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                    0.514   0.451      0.334      0.473    0.409      0.434        0.237
Net realized and unrealized (loss)          0.152   0.152      0.280     (0.356)  (0.356)    (0.061)      (0.003)
                                            ------  ------     ------    -------  -------    -------      -------
  Total from Investment Operations          0.666   0.603      0.614      0.117    0.053      0.373        0.234
                                            ------  ------     ------     ------   ------     ------       -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.486) (0.423)    (0.314)    (0.397)  (0.333)    (0.406)      (0.215)
In excess of net investment income          -----    -----      -----      -----    ----     (0.015)      (0.008)
From net realized gains                     -----    -----      -----      -----    ----     (0.002)      (0.001)
                                           ------  -------    -------    -------  -------    -------      -------
Total Distributions Declared to
 Shareholders                              (0.486) (0.423)    (0.314)    (0.397)  (0.333)    (0.423)      (0.224)
                                           ------- -------    -------    -------  -------    -------      -------
Net asset value - End of period            $9.850  $9.850     $9.850     $9.670   $9.670     $9.950       $9.950
                                           ======= =======    =======    =======  =======    =======      ======
Total return(e)(f)                          7.08%   6.39%      6.50% (g)  1.20%    0.55%      3.82% (g)    2.38% (g)
                                            =====   =====      =====      =====    =====      =====        =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.50%   1.15%      0.70% (h)  0.50%    1.15%      0.50% (h)    1.15% (h)
Net investment income                       5.50%   4.85%      5.30% (h)  4.84%    4.19%      4.70% (h)    4.05% (h)
Fees and expenses waived or borne by
   the Adviser                              1.14%   1.14%      1.14%      1.16%    1.16%      1.68% (h)    1.68% (h)
Portfolio turnover                            36%     36%        36%        69%      69%        25% (h)      25% (h)
Net assets at end of period (000)          $9,934  $3,968       $385    $16,168   $4,176     $7,866       $1,675

------------------------------------------

(a) Net of fees and expenses waived or borne by the Adviser which amounted to $0.107 $0.107 $0.107 $0.114 $0.114 $0.155 $0.092
(b) The Fund commenced investment operations on October 1, 1992. Class A per share amounts reflect activity from that date.
(c) Class B shares were initially offered on February 1, 1993. Class B per share amounts reflect activity from that date.
(d) Class C shares were initially offered on January 4, 1995. Class C per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no front-end sales charge or contingent deferred sales charge.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which may be obtained without charge by calling 1-800-248-2828.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with very low volatility by investing primarily in adjustable rate securities.


HOW THE FUND PURSUES ITS OBJECTIVE

The Fund normally invests at least 65% of its assets in adjustable rate securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities (Agencies) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuer or guarantor to borrow a limited amount from the U.S. Treasury, (c) the discretionary power of the U.S. government to purchase obligations of the Agencies or (d) the credit of the Agencies. The level of income derived from U.S. government or Agency securities may not be as high as income derived from non-government securities. The Fund may invest up to 35% of total assets in other debt instruments of the U.S. government and its Agencies.


The values of debt securities, and therefore of Fund shares generally fluctuate inversely with changes in interest rates. Although this effect is reduced for adjustable rate securities, decreases in the interest rates paid on such securities likely will translate into lower income distributions paid by the Fund.


Agency obligations that the Fund may invest in include, among others, mortgage participation certificates guaranteed by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit and taxing authority of the U.S. government, and obligations of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, which are supported only by the credit of those corporations.

Mortgage securities evidence interests in a pool of mortgages. Interest rates on variable rate securities change periodically based on some index or interest rate change, reducing, but not eliminating, the securities' volatility. The securities' value may fluctuate from changes in credit ratings and market interest rates because the rate change may lag the market or there may be limits on the rate change. The securities or the underlying mortgages are insured or guaranteed by the U.S. government or its Agencies. The Fund may invest in Agency issued or guaranteed collateralized mortgage obligations (CMOs), which are obligations issued by special-purpose trusts, secured by mortgages. Principal on mortgage securities may be prepaid if the underlying mortgages are prepaid. The Fund may be able to invest prepaid principal only at lower yields.

The Fund may purchase "when-issued" securities, which are contracts to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer's consummation of the transaction. The dealer's failure could deprive the Fund of advantageous yields. These contracts also involve the risk that the value of the underlying security may change prior to settlement. The Fund currently will not purchase these securities more than 120 days before settlement.


The Fund may invest in repurchase agreements with respect to any security that the Fund may purchase. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


The Fund may enter into reverse repurchase agreements, contracts under which the Fund sells a security, subject to the requirement to buy it back at a fixed price and time. The Fund will segregate with its custodian U.S. government securities equal in value to the Fund's obligations under the reverse repurchase agreements.

The Fund intends to qualify as an eligible investment for federal credit unions and national banks. The Fund's investments, including its investments in CMOs, will be strictly limited to investments and investment transactions that are legal for federal credit unions under regulations adopted by the National Credit Union Administration.

The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades involve transaction costs and are limited by certain Internal Revenue Code requirements.


The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


The Fund may at some future time use other investment techniques which are described in the Statement of Additional Information, but which are currently not being used.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.



HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 3.25% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information All performance information is historical and does not predict future results.



HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor), is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser a fee at the annual rate of 0.55% of the Fund's average net assets.

Leslie Finnemore, Vice President of the Adviser, has managed the Fund since its inception and various other Colonial taxable income funds since 1987. Ann Peterson, Assistant Vice President of the Adviser, has co-managed the Fund since 1993. Ms. Peterson has been a taxable income analyst with the Adviser since 1986.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.18% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any fee waiver or reimbursement to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. Subject to seeking best execution, the Adviser may consider research and brokerage services furnished to it and its affiliates and sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain at least annually.


The Fund generally declares distributions daily and makes distributions monthly. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES


Shares are offered continuously. Orders received in good form prior to the time shares are valued (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000 for Class A and Class B, and $25,000 for Class C; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value, subject to a 0.20% annual service fee, plus an initial sales charge or a contingent deferred sales charge as follows:



                         Initial Sales Charge
                                                       Retained
                                                          by
                                                      Financial
                                                       Service
                                                       Firm as
                                                        % of
                                 _____as % of_____
                                Amount    Offering    Offering
Amount Purchased               Invested    Price       Price

Less than $100,000              3.36%      3.25%       3.00%

$100,000 to less than
  $250,000                      2.56%      2.50%       2.25%
$250,000 to less than
  $500,000                      2.04%      2.00%       1.75%
$500,000 to less than
  $1,000,000                    1.52%      1.50%       1.25%
$1,000,000 or more              0.00%      0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                           Commission
First $3,000,000                              1.00%
Next $2,000,000                               0.50%
Over $5,000,000                               0.25% (1)


(1)    Paid over 12 months but only to the extent the shares remain outstanding.



Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.65% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.20% annual service fee and a declining contingent deferred sales charge if redeemed within four years after purchase. As shown below the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


       Years              Contingent Deferred
   After Purchase           Sales Charge
        0-1                      4.00%
        1-2                      3.00%
        2-3                      2.00%
        3-4                      1.00%
    More than 4                  0.00%


Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 3.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value without an initial sales charge, subject to a 0.15% annual distribution fee and a 0.25% annual service fee. Class C shares are not subject to any contingent deferred sales charge.


The Distributor pays financial service firms an initial commission of 0.15% on purchases of Class C shares, and an ongoing commission of 0.40% annually. Payment of the commission is conditioned on receipt by the Distributor of the fees referred to above. The commissions may be reduced or eliminated if the fees paid by the Fund are reduced or eliminated for any reason.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charge, if any) in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Investors purchasing less than $25,000 or more than $1 million might consider Class A. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing between $25,000 and $1 million should consider Class C shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with a reduced or no initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.


HOW TO SELL SHARES


Shares may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                        Colonial Investors Service Center, Inc.
                                     P.O. Box 1722
                                 Boston, MA 02105-1722
                                     1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.


HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among the same class of shares of most Colonial funds. No other fund currently offers Class C shares. As a result, no exchange of Class C shares among other Colonial funds is possible at this time.


Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, the contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.


TELEPHONE TRANSACTIONS




All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to sell shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders are not obligated to transact by telephone.



12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.20% of average net assets attributed to Class A and Class B shares and 0.25% of average net assets attributed to Class C shares. The Fund also pays the Distributor an annual distribution fee of 0.65% of average net assets attributed to Class B shares and 0.15% of average net assets attributed to Class C shares. Because Class B and Class C shares bear an additional distribution fee, their dividends will be lower than that of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.



ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1980. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. You receive one vote for each of your Fund shares. Shares of the Trust vote together except when required by law to vote separately by fund or class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust for the Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.


The risk of a particular fund incurring financial loss on account of an unsatisfied liability of another fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

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

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor

Colonial Investment Services, Inc.

One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.


December 29, 1995


COLONIAL
ADJUSTABLE  RATE
U.S. GOVERNMENT FUND

PROSPECTUS

Colonial Adjustable Rate U.S. Government Fund seeks as high a level of current income as is consistent with very low volatility, by investing primarily in adjustable rate securities.


For more information about the Fund, call the Adviser at 1-800-248-2828 for the December 29, 1995 Statement of Additional Information.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

                    [COLONIAL FLAG LOGO]

                    Colonial Mutual Funds
_________________________________________________________________
Please send your completed application to:

                    Colonial Mutual Funds
                        P.O. Box 1722
              Boston, Massachusetts 02105-1722

New Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 8.
To apply for special services for a new or existing account, complete sections 4, 5, 6, 7, or 9 as appropriate.

___ Please check here if this is a revision.

1-----------Account Ownership--------------
  Please choose one of the following.

__Individual:  Print your name, Social Security #, U.S. citizen status.

__Joint Tenant:  Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Name of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen?  Yes___    No___

______________________________________
If no, country of permanent residence


______________________________________
Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial Fund(s) You Are Purchasing--------

Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional Fund shares. Please consult with your financial adviser to determine which class of shares best suits your needs.

Fund Choice(s)

1______________________________________________
 Fund

___ A Shares ___ B Shares (less than $250,000)

___ C Shares ($25,000 minimum)

$______________________________________________
 Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section
   4B, inside

Fund Choice(s)

2______________________________________________
 Fund

___ A Shares ___ B Shares (less than $250,000)

___ C Shares ($25,000 minimum)

$______________________________________________
 Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section
   4B, inside

Fund Choice(s)

3______________________________________________
 Fund
___ A Shares ___ B Shares (less than $250,000)

___ C Shares ($25,000 minimum)

$______________________________________________
 Amount

Method of Payment

Choose one for each fund

___Check payable to the Fund, enclosed

___Bank wired on  (Date) ____/____/____
     Wire confirmation #

___Dealer purchased on (Date) ____/____/____
     Trade confirmation #

Ways to Receive Your Distributions

Choose one for each fund

___Reinvest dividends and capital gains

___Dividends in cash; reinvest capital gains

___Dividends and capital gains in cash

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection See section
   4B, inside

3---Your Signature & Taxpayer I.D. Number Certification----

Each person signing on behalf of an entity represents that his/her actions are authorized.

I have received and read each appropriate Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. I certify, under penalties of perjury, that:

1. The Social Security # or Taxpayer  I.D. # provided is correct.

Cross out 2(a) or 2(b) if either is not true in your case.

2. I am not subject to 31% backup withholding because (a) I have not been notified that I am subject to backup withholding or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

It is agreed that the Fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to Withdraw from Your Fund-------

It may take up to 30 days to activate the following features. Complete only the section(s) that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)

You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the following business day. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to Plan payments may be subject to a contingent deferred sales charge for Class B or Class D shares. Please consult your financial or tax adviser before electing this option.

Funds for Withdrawal:

1______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly        __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

2______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly         __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

3______________________________________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________ or Total annual %_________

Frequency  (choose one)
__Monthly            __Quarterly         __Semiannually

I would like payments to begin _________________ (month).

Payment Instructions
Send the payment to (choose one):
__My address of record.
__My bank account via Colonial Cash Connection. Please
  complete Section 4B and the Bank Information section below.
__The payee listed at right.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable

X_____________________________________________
 Signature of account owner(s)

X_____________________________________________
 Signature of account owner(s)

Signatures of all owners must be guaranteed. Provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet.

B.  Direct Deposit via Colonial Cash Connection

You can arrange to have distributions from your Colonial fund account(s) or Systematic Withdrawal Plan checks automatically deposited directly into your bank checking account. Distribution deposits will be made 2 days after the Fund's payable date. Please complete Bank Information below and attach a blank check marked "VOID."

Please deposit my:
__Dividend distributions only
__Dividend and capital gain distributions
__Systematic Withdrawal Plan payments

I understand that my bank must be a member of the Automated Clearing House system.

C. Telephone Withdrawal Options

All telephone transaction calls are recorded. These options are not available for retirement accounts.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address on our records. For your protection, this service is only available on accounts that have not had an address change within 60 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege. You may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized. Telephone redemptions exceeding $5,000 will be sent via Federal Fund Wire, usually on the next business day ($7.50 will be deducted). Redemptions of $5,000 or less will be sent by check to your designated bank.

Bank Information (For A, B, or C Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)


5-----Ways to Make Additional Investments--------
These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing fund distributions in another Colonial fund. These investments will be made in the same share class and without sales charges. I have carefully read the prospectus for the fund(s) listed below.

1____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


2____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)

3____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)

B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 transferred into the same share class of up to four other Colonial funds, on a monthly basis. The minimum amount for each transfer is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

1____________________________________
 Fund name

$_________________________
 Amount to invest monthly

2____________________________________
 Fund name

$_________________________
 Amount to invest monthly
3____________________________________
 Fund name

$_________________________
 Amount to invest monthly

4____________________________________
 Fund name

$_________________________
 Amount to invest monthly

C. Fundamatic
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account. Your bank needs to be a member of the Automated Clearing House system. Please attach a blank check marked "VOID." Also, complete the section below and Fundamatic Authorization (Section 6).

1____________________________________
 Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month

2____________________________________
 Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month

3____________________________________
 Fund name

$_____________________        _________________
Amount to transfer            Month to start

Frequency
__Monthly or   __Quarterly

Date
__5th or  __20th of the month

6 -------------Fundamatic Authorization--------------------
Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

7--Ways to Reduce Your Sales Charges for Class A Shares--
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own Class A or B shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

1_____________________________________
 Name on account

_____________________________________
Account number

2_____________________________________
 Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application).
I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

8-------------Financial Service Firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

9--Request for a Combined Quarterly Statement Mailing--
Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts.

Fundamatic (See Reverse Side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors Service Center, Inc. Colonial Management Associates, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.



                        COLONIAL TRUST II

      Cross Reference Sheet (Colonial U.S. Government Fund)



Item Number of Form N-1A                Prospectus Location or Caption


Part A

  1.                                    Cover page

  2.                                    Summary of expenses

  3.                                    The Fund's financial
                                        history

  4.                                    Organization and history;
                                        The Fund's investment
                                        objective; How the Fund
                                        pursues its objective

  5. Cover page; How the Fund is managed; Organization and history; The Fund's investment objective;
                                        Back cover

  6.                                    Organization and history;
                                        Distributions and taxes;
                                        How to buy shares

  7.                                    Summary of expenses; How
                                        to buy shares; How the
                                        Fund values its shares;
                                        12b-1 plans; Back cover

  8.                                    How to sell shares; How
                                        to exchange shares;
                                        Telephone transactions

  9.                                    Not applicable


December 29, 1995


COLONIAL U.S.GOVERNMENT FUND

PROSPECTUS

BEFORE YOU INVEST Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.


While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.


Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Colonial U.S. Government Fund (Fund), a diversified portfolio of Colonial Trust II (Trust), an open-end management investment company, seeks as high a level of current income and total return as is consistent with prudent risk by investing exclusively in U.S. government securities.


The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the December 29, 1995 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828. The Statement of Additional Information is incorporated by reference in (which means that it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class D shares are offered at net asset value plus a small initial sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class B shares automatically convert to Class A shares after approximately eight years. See "How to buy shares."


Contents                                           Page
Summary of expenses................................  2
The Fund's financial history.......................  3
The Fund's investment objective....................  4
How the Fund pursues its objective.................  4
How the Fund measures its performance..............  5
How the Fund is managed............................  6
How the Fund values its shares.....................  6
Distributions and taxes............................  7
How to buy shares..................................  7
How to sell shares.................................  8
How to exchange shares.............................  9
Telephone transactions.............................  9
12b-1 plans........................................ 10
Organization and history........................... 10

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is managed" and "12b-1 plans" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1)(2)


                                              Class A    Class B     Class D
Maximum Initial Sales Charge Imposed
  on a Purchase (as a % of offering price)(3)  4.75%      0.00%(5)    1.00%(5)
Maximum Contingent Deferred Sales
  Charge (as a % of offering price)(3)         1.00%(4)   5.00%       1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to sell shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)   Does not apply to reinvested distributions.


(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to buy shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class D shares, long-term Class B and Class D shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately eight years, this is less likely for Class B shares than for a class without conversion feature.



Annual Operating Expenses (as a % of average net assets)



                                       Class A        Class B           Class D

Management fee........................  0.57%          0.57%             0.57%
12b-1 fees............................  0.25           1.00              0.75
Other expenses........................  0.28           0.28              0.28
                                        ----           ----              ----
Total operating expenses(6)...........  1.10%          1.85%             1.60%
                                        ====           ====              ====



(6) Total operating expenses have been adjusted to reflect current fees.


Example


The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:



                              Class A         Class B             Class D
Period:
                                           (6)       (7)        (6)      (7)
1 year......................  $ 58       $ 69      $ 19       $ 36     $ 26
3 years.....................    81         88        58         60       60
5 years.....................   105        120       100         96       96
10 years....................   175        197(8)    197(8)     198      198



(6)  Assumes redemption.
(7)  Assumes no redemption.
(8) Class B shares convert to Class A shares after approximately eight years; therefore, years 9 and 10 reflect Class A share expenses.



THE FUND'S FINANCIAL HISTORY
The following schedule of financial highlights for a share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1995 Annual
Report, and is incorporated by reference into the Statement of Additional Information.


                                                           Year ended August 31
                                  ----------------------------------------------------------------------
                                        1995            1994            1993             1992
                                  ----------------------------------------------------------------------
                                  Class A Class B Class A Class B Class A Class B  Class A   Class B(b)
Net asset value - Beginning of
  period                          $6.420  $6.420  $6.880  $6.880  $6.980  $6.980   $7.020     $6.950
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)           0.447   0.399   0.415   0.365   0.541   0.490    0.614      0.122
Net realized and unrealized
gain (loss)                        0.100   0.100  (0.452) (0.452) (0.130) (0.130)  (0.043)     0.029
                                   ------  ------ ------- ------- ------- -------  -------     -----
  Total from Investment Operations 0.547   0.499  (0.037) (0.087)  0.411   0.360    0.571      0.151
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income        (0.417) (0.369) (0.400) (0.352) (0.511) (0.460)  (0.611)    (0.121)
From capital paid in                ---     ---   (0.023) (0.021)   ---     ---      ---        ---
                                    ---     ---   ------- -------   ---     ---      ---        ---
Total Distributions Declared
 to Shareholders                  (0.417) (0.369) (0.423) (0.373) (0.511) (0.460)  (0.611)(c) (0.121)(c)
                                  ------- ------- ------- ------- ------- -------  -------    -------
Net asset value - End of period   $6.550  $6.550  $6.420  $6.420  $6.880  $6.880   $6.980     $6.980
                                  ======= ======= ======= ======= ======= =======  =======    ======
Total return(d)(g)                 8.88%   8.07%  (0.53)% (1.28)%  6.15%   5.36%    8.46%      2.19% (e)
                                   =====   =====  ======= =======  =====   =====    =====      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                           1.11%   1.86%   1.11%   1.86%   1.10%   1.85%    1.09%      1.84% (f)
Fees and expenses waived
or borne by the Adviser             ---     ---     ---     ---     ---     ---      ---        ---
Net investment income              7.51%   6.76%   8.14%   7.39%   7.85%   7.10%    8.55%      7.80% (f)
Portfolio turnover                  140%    140%    291%    291%    162%    162%     132%       132%
Net assets at end of period (in
millions)                         $1,164    $701    $758    $836  $1,202    $978   $1,102       $343
(a)  Net of fees and expenses
     waived or borne by the Adviser  ---     ---     ---     ---    ---      ---     ---         ---
---------------------------------


(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014 in 1992, $0.044 in 1990 and $0.036 in 1989, were a return of capital for federal income tax purposes.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.
(g) Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(h) The Fund commenced investment operations on October 13, 1987. Per share amouts reflect activity from that date.


                                                                                     Period
                                                                                      ended
                                                         Year ended August 31       August 31
                                                -------------------------------------------
                                                    1991       1990         1989     1988(h)
                                                  Class A     Class A     Class A    Class A
Net asset value - Beginning of period             $6.950      $7.130      $7.200     $7.140
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                           0.699       0.711       0.702      0.639
Net realized and unrealized
gain (loss)                                        0.069      (0.171)     (0.074)     0.054
                                                   ------     -------     -------     -----
   Total from Investment Operations                0.768       0.540       0.628      0.693
                                                   ------      ------      ------     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.698)     (0.720)     (0.698)    (0.633)
From capital paid in                                ---         ---         ---        ---
                                                    ---         ---         ---        ---
Total Distributions Declared
 to Shareholders                                  (0.698)     (0.720)(c)  (0.698)(c) (0.633)
                                                  -------     -------     -------    -------
Net asset value - End of period                   $7.020      $6.950      $7.130     $7.200
                                                  =======     =======
Total return(d)(g)                                11.54%       7.95%       9.14%      9.89%
                                                  ======       =====       =====      =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.16%       1.25%       1.23%      0.56% (f)
Fees and expenses waived
or borne by the Adviser                             ---        0.15%       0.16%      1.05% (f)
Net investment income                              9.68%      10.09%       9.88%      9.85% (f)
Portfolio turnover                                  129%         82%        124%        49% (f)
Net assets at end of period (in millions)           $444         $95         $57        $39
(a)  Net of fees and expenses waived
     or borne by the Adviser                        ---       $0.010      $0.012     $0.068
---------------------------------


(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014 in 1992, $0.044 in 1990 and $0.036 in 1989, were a return of capital for federal income tax purposes.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.
(g) Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(h) The Fund commenced investment operations on October 13, 1987. Per share amouts reflect activity from that date.



Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-248-2828.


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks as high a level of current income and total return as is consistent with prudent risk by investing exclusively in U.S. government securities.


HOW THE FUND PURSUES ITS OBJECTIVE

The Fund invests exclusively in U.S. government securities. U.S. government securities consist of (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (Agencies) which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of the Agencies or (d) the credit of the Agencies; (3) real estate mortgage investment conduits (REMICs), collateralized mortgage obligations
(CMOs) and other  mortgage-backed  securities issued or guaranteed by an Agency;
(4) "when-issued" commitments relating to the foregoing; and (5) repurchase agreements collateralized by U.S. government securities. The market value of U.S. government securities will fluctuate with changing interest rates as will the Fund's net asset value per share. The Fund may invest in U.S. government securities of any maturity and in zero coupon securities with remaining maturities of ten years or less.

Mortgage-backed securities evidence ownership in a pool of mortgage loans made by certain financial institutions and insured or guaranteed by the U.S. government or its Agencies. Interest rates on variable rate securities change periodically based on some index or interest rate change, reducing, but not eliminating, the securities' volatility. The securities' value may fluctuate from changes in market interest rates because the rate change may lag the market or there may be limits on the rate change. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Principal on mortgage-backed securities, REMICs or CMOs may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium. The Fund will purchase CMOs and REMICs only if determined to be U.S.
government securities by the Fund's counsel.

"When-issued" securities are contracts to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer's consummation of the transaction. The dealer's failure could deprive the Fund of advantageous yields. These contracts also involve the risk that the value of the underlying security may change prior to settlement. The Fund currently will not purchase these securities more than 120 days to settlement. The Fund will segregate with its custodian cash or U.S. government securities equal in value to the Fund's obligations under the contract.


The Fund may also engage in so-called "mortgage dollar roll" transactions. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may exceed the return earned by the Fund from the transaction.


Zero coupon securities do not pay interest in cash on a current basis. Their market price may change more because of changes in interest rates than similar securities paying interest currently. The Fund must distribute interest currently, and may have to sell securities to generate the cash for distributions.


Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Under normal circumstances the weighted average life of the Fund's portfolio will not exceed ten years.


The Fund may issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


The Fund intends to qualify as an eligible investment for federal credit unions and national banks. The Fund's investments, including its investments in CMOs and REMICs, will be strictly limited to investments and investment transactions that are legal for federal credit unions under regulations adopted by the National Credit Union Administration.


The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades are limited by certain Internal Revenue Code requirements. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains.


Because the Fund invests exclusively in U.S. government securities, it may not achieve as high a level of income as it would if it invested in more speculative securities.





Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental policies may be changed without shareholder approval. The Fund will notify investors at least 30 days prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in objective. The Fund's fundamental policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES
ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares, the maximum initial sales charge of 1.00% on Class D shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class D shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.



Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distributions by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


The Adviser is a subsidiary of The Colonial Group, Inc. Colonial Investment Services, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.57% of the Fund's average net assets in fiscal year 1995.






Leslie W. Finnemore, Vice President of the Adviser, has managed the Fund since its inception and various other Colonial taxable income funds since 1987. Michael Bissonnette, Vice President of the Adviser, has co-managed the Fund since July 1995. Mr. Bissonnette was a Mortgage Trader of the Adviser from August 1993 until January 1995 and an Associate Portfolio Manager in the Government/Mortgage Group of the Adviser from January 1995 until July 1995. Prior to joining the Adviser, Mr. Bissonnette was an Actuarial Consultant and Mortgage Trader at ITT Hartford Insurance until 1993.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.


The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.18% annually of average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at market. Short-term investments maturing in 60 days or less are valued at amortized cost when it is determined, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain, at least annually.


The Fund generally declares distributions daily and pays them monthly. At times the distributions may exceed the actual returns for the year in which case a portion of the distributions may be a "return of capital". This will reduce the cost basis and be akin to a partial redemption of the investment (on which a sales charge may have been paid). Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January information on the amount and nature of distributions for the prior year is sent to shareholders. The Fund's distributions may, to the extent they consist of interest from certain U.S. government securities, be exempt from certain state and local income taxes. Annually, shareholders are informed of that portion of the distribution which might qualify for the exemption.



HOW TO BUY SHARES


Shares are offered continuously. Orders received in good form prior to the time shares are valued (or placed with a financial services firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.



Class A Shares. Class A shares are offered at net asset value, subject to a 0.25% annual service fee, plus an initial or contingent deferred sales charge as follows:


                                      Initial Sales Charge
                                                     Retained by
                                                      Financial
                                                       Service
                                                       Firm as
                                       as % of           % of
                                  Amount   Offering    Offering
Amount Purchased                 Invested    Price      Price

Less than $50,000                  4.99%     4.75%      4.25%
$50,000 to less than $100,000      4.71%     4.50%      4.00%
$100,000 to less than $250,000     3.00%     3.90%      3.50%
$250,000 to less than $500,000     2.00%     3.09%      2.50%
$500,000 to less than $1,000,000   1.75%     2.04%      2.00%
$1,000,000 or more                 0.00%     0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                      Commission

First $3,000,000                        1.00%
Next $2,000,000                         0.50%
Over $5,000,000                         0.25% (1)


(1)  Paid over 12 months but only to the extent the shares remain outstanding.



Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.



Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they convert to Class A shares not bearing a distribution fee), a 0.25% annual service fee and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:



                 Years              Contingent Deferred
             After Purchase             Sales Charge

                 0-1                       5.00%
                 1-2                       4.00%
                 2-3                       3.00%
                 3-4                       3.00%
                 4-5                       2.00%
                 5-6                       1.00%
             More than 6                   0.00%



Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.



Class D Shares. Class D shares are offered at net asset value plus a 1.00% initial sales charge, subject to a 0.50% annual distribution fee, a 0.25% annual service fee and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.



The Distributor pays financial service firms an initial commission of 1.85% on purchases of Class D shares and an ongoing commission of 0.65% annually. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.50% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.



General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.



Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class D shares. Purchases of $250,000 or more must be for Class A or Class D shares. Purchases of $500,000 or more must be for Class A shares. Consult your financial service firm.



Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.



Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with a reduced or no initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."


Shareholder Services. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).



Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:


                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-6611


Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.



General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted.



HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made among the same class of shares of most Colonial funds. Not all Colonial funds offer Class D shares. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-248-2828 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.


Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charges. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of any fund into which the original investment was made.



Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. The Adviser, the Transfer Agent and the Fund will not be liable when following telephone instructions reasonably believed to be genuine, and a shareholder may suffer a loss from unauthorized transactions. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to sell shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLANS


Under 12b-1 Plans, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets attributed to each Class of shares. The Fund also pays the Distributor an annual distribution fee of 0.75% of the average net assets attributed to its Class B shares and 0.50% of average net assets attributed to its Class D shares. Because the Class B and Class D shares bear the additional distribution fee, their dividends will be lower than those of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class D shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1980. The Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. You receive one vote for each of your Fund shares. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust for the Trust (Declaration) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.



The risk of a particular fund incurring financial loss on account of an unsatisfied liability of another fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.


                      [This Page Intentionally Left Blank.]

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor

Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621


Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.


December 29, 1995


COLONIAL U.S.
GOVERNMENT FUND

PROSPECTUS


Colonial U.S. Government Fund seeks as high a level of current income and total return as is consistent with prudent risk by investing exclusively in U.S. government securities.



For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the December 29, 1995 Statement of Additional Information.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY BANK OR GOVERNMENT AGENCY.


                        COLONIAL TRUST II

  Cross Reference Sheet (Colonial Government Money Market Fund)



Item Number of Form N-1A      Statement of Additional Information
Location or Caption

Part B

 10.                          Cover Page

 11.                          Table of Contents

 12.                          Not Applicable

 13.                          Investment Objective and Policies;
                              Fundamental Investment Policies;
                              Other Investment Policies;
                              Portfolio Turnover; Miscellaneous
                              Investment Practices

 14.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 15.                          Fund Charges and Expenses

 16.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 17.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 18.                          Shareholder Meetings

 19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                              Programs/Investor Services;
                              Programs for Reducing or
                              Eliminating Sales Charge; How to
                              Sell Shares; How to Exchange Shares

 20.                          Taxes

 21.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 22.                          Fund Charges and Expenses;
                              Investment Performance; Performance
                              Measures

 23.                          Independent Accountants



                      COLONIAL GOVERNMENT MONEY MARKET FUND
                       Statement of Additional Information

                                December 29, 1995


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Government Money Market Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated December 29, 1995. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

      Part 1                                                            Page


      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants


      Part 2


      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II



MM-XX-1295





                                                      Part 1
                                       COLONIAL GOVERNMENT MONEY MARKET FUND

                                        Statement of Additional Information
                                                December 29, 1995

                                                   DEFINITIONS:
         "Trust"                    Colonial Trust II
         "Fund"                     Colonial Government Money Market Fund

         "Adviser"                  Colonial Management Associates, Inc., the
                                    Fund's investment adviser


         "CISI"                     Colonial Investment Services, Inc., the
                                    Fund's distributor

         "CISC" Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques are described or referred to in the Prospectus:


         Short-Term Trading
         Repurchase Agreements


Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2.  Not invest in real estate;

3. Invest up to 10% of its net assets in illiquid assets (i.e., assets which may not be sold in the ordinary course at approximately the price at which they are valued by the Fund);

4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (i) through lending of securities not exceeding 30% of total assets, (ii) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and (iii) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry (provided, however, that there is no limitation in respect to investments in certificates of deposit and banker's acceptances; finance companies as a group and utility companies as a group are not considered a single industry) or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


As a matter of operating policy and not a fundamental policy, the Fund will not purchase a security if, as a result, more than 5% of its total assets would then be invested in securities of a single issuer other than the U.S. government or its agencies, without regard to the 75% of total assets criterion referred to in policy 7 above.


OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.  Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition; and
8. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.30%. Prior to October 17, 1994, the annual rate was 0.50% of Fund average net assets which was voluntarily reduced to 0.30%.


Recent Fees paid to the Adviser, CISI and CISC (in thousands)




                                            Periods ended August 31

                                -------------------------------------------

                                    1995           1994           1993
                                    ----           ----           ----

Management fee                      $467           $519           $313
Bookkeeping fee                       58             46             32
Shareholder service and
 transfer agent fee                  336            250            205
12b-1 fees:
    Distribution fee (Class B)       396            234            100
    Distribution fee (Class D)( b)     4              1             -
    Service Fee (Class B)            132             78             33
    Service Fee (Class D)( b)          1           ( a)             -
Amount of the above fees waived by
the Adviser                          (55)         (207)           (124)


(a) Rounds to less than one.




(b) Class D shares were initially offered on July 1, 1994.





Brokerage Commissions
The Fund did not pay any brokerage commissions during the fiscal years ended August 31, 1995, 1994 and 1993.


Trustees Fees

For the fiscal year ended August 31, 1995, and the calendar year ended December 31, 1994, the Trustees received the following compensation for serving as
Trustees:
                                                                Total
                                                                Compensation
                                                                From Trust and
                                         Pension or             Fund Complex
                       Aggregate         Retirement Estimated   Paid to the
                       Compensation      Benefits   Annual      Trustees For
                       From Fund For     Accrued    Fund        the Calendar
                       The Fiscal Year   As Part    Benefits    Year Ended
                       Ended August 31,  of Fund    Upon        December 31,
Trustee                1995              Expense    Retirement  1994(d)

Robert J. Birnbaum(h)    $ 682           $0          $0         $      0
Tom Bleasdale             1621(c)         0           0          101,000 (e)
Lora S. Collins           1721            0           0           95,000
James E. Grinnell(h)       681            0           0                0
William D. Ireland, Jr.   1780            0           0          110,000
Richard W. Lowry(h)        681            0           0                0
William E. Mayer          1493            0           0           89,752
John A. McNeice, Jr.         0            0           0                0
James L. Moody, Jr.       1757(f)         0           0          109,000
John J. Neuhauser         1510            0           0           95,000
George L. Shinn           1883            0           0          112,000
Robert L. Sullivan        1658            0           0          104,561
Sinclair Weeks, Jr.       1849            0           0          116,000



(c)     Includes $797 payable in later years as deferred compensation.
(d)     At December 31, 1994, the Colonial Funds complex consisted of
        31 open-end and 5 closed-end management investment company portfolios.
(e)     Includes $49,000 payable in later years as deferred compensation.
(f)     Includes $1,145 payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund, The Charles Allmon Trust, Inc., Liberty Financial Trust and LFC Utilities Trust (Liberty Funds) for service during the calendar year ended December 31, 1994:


                                                            Total Compensation
                      Pension or                            From Liberty Funds
                      Retirement Benefits  Estimated Annual For The Calendar
                      Accrued As Par of    Benefits Upon    Year Ended
Trustee               Fund Expense         Retirement       December 31, 1994(g)
-------                --------            ----------         -------

Robert J. Birnbaum(h) $0                     $0              $    0
James E. Grinnell(h)   0                      0              31,032
Richard W. Lowry(h)    0                      0              31,282


(g) At December 31, 1994, Liberty Financial Trust and LFC Utilities Trust were advised by Stein Roe & Farnham Incorporated (Stein Roe) and Liberty All-Star Equity Fund and The Charles Allmon Trust, Inc. were and are advised by Liberty Asset Management Company (LAMCO). Stein Roe and LAMCO are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser). On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was merged into a new portfolio of Colonial Trust III.
(h)    Elected as a trustee of the Colonial Funds complex on April 21, 1995.


Ownership of the Fund

At November 30, 1995, the officers and Trustees of the Trust as a group owned approximately 368,630 Class A shares of the Fund, representing 1.00% of the outstanding Class A shares of the Fund. The largest single holding was by the Adviser.


No Class B shares were held by the Trustees and officers of the Fund on November 30, 1995.


At November 30, 1995, the officers and Trustees of the Trust as a group owned approximately 526,331 Class D shares of the Fund, representing 80.51% of the outstanding Class D shares of the Fund. The largest single holding was by the Adviser.


At November 30, 1995, Liberty Financial Companies, Attn: Michael Santilli, 600 Atlantic Avenue, Boston, MA 02110 owned 7,896,294 Class A shares representing 13.74 % of the total outstanding.


At November 30, 1995, John S. and Cheryl L. Edwards, Jt. Ten., 502 Ranger Drive, Tampa, FL 33615 owned 50,114 Class D shares representing 7.64% of the total outstanding.


At November 30, 1995, there were 3,598 Class A, 4,030 Class B and 15 Class D recordholders of the Fund.



Sales Charges (for the fiscal year ended August 31, 1995) (in thousands) were as follows:



                                    Class B Shares              Class D Shares

                             --------------------------------   --------------

                              1995         1994          1993        1995
                              ----         ----          ----        ----
Aggregate contingent deferred
sales charges (CDSC) on Fund
redemptions retained by CISI  $638         $306          $169       $ (i)



(i) Rounds to less than one.


12b-1 Plans

The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets and a distribution fee at an annual rate of 0.75% of average net assets attributed to Class B and D shares only. CISI may use the entire amount of such fees to financial service firms (FSFs) for certain services provided to shareholders, and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees. The Class A Plan has no fee but like the Class B and Class D Plans authorizes any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.


Class A shares are offered at net asset value. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus 1.00% initial sales charge and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the service and distribution feeshaving an equal value.


Sales-related expenses (for the fiscal year ended August 31, 1995) (in thousands) of CISI relating to the Fund, were as follows:






                                               Class A      Class B    Class D
Fees to FSFs                                   $(j)          $3,799    $ 1
Cost of sales material relating to the Fund
 (including printing and mailing expenses)     $ 9           $    4    $(j)
Allocated travel, entertainment and other
 promotional  (including advertising)          $ 0           $    0    $ 0

(j)  Rounds to less than one.


INVESTMENT PERFORMANCE


The Fund's Class A, Class B and Class D share 7-day yields and 7-day effective yields at August 31, 1995, were:


                       Class A Shares   Class B Shares     Class D Shares

7-day Yield              5.229%             4.189%             4.200%
7-day Effective Yield    5.366%             4.276%             4.288%


The Fund's average annual total returns at August 31, 1995, were:


                                   Class A Shares

                   1 year             5 years             10 years
                   5.14%               4.07%                5.47%


                                     Class B Shares

                                                      June 8, 1992
                                            (Class B Shares initially offered)

                                1 Year           through August 31, 1995
                               -------           ------------------------


      With CDSC of 5.00%       (0.92)%               1.45%
      Without CDSC               4.08%               2.34%

                                Class D Shares
                                                          July 1, 1994
                                              (Class D Shares initially offered)

                           1 Year                  through August 31, 1995
                           ------                  ------------------------

      With CDSC of 1.00%   2.04%                            2.98%
      Without CDSC         4.07%                            3.87%



See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus has been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 4 to 14 of the August 31, 1995 Annual Report are incorporated in this SAI by reference.



                 STATEMENT OF ADDITIONAL INFORMATION

                               PART 2


The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund.


Short-Term Trading
In seeking the fund's investment objective,the Adviser will buy or sell portfolio securities whenever it believes it is appropriate.
The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. A fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.


Lower Rated Bonds
Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated securities. Relative to comparable securities of higher quality:

1. the market price is likely to be more volatile because:
       a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;
       b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;
       c. existing or future legislation limits and may further limit
          (i) investment by certain institutions or (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and
       d. certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.


2. the fund's achievement of its investment objective is more dependent on the Adviser's credit analysis.

3. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities
A fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

A fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate and it could be increased by an interest charge on the deemed tax deferral.

A fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.


Zero Coupon Securities (Zeros)
A fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Step Coupon Bonds (Steps)
A fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

Pay-In-Kind (PIK) Securities
A fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


Money Market Instruments
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper are promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.


Securities Loans
A fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. A fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund may also call such loans in order to sell the securities involved.


Forward Commitments
A fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.


Repurchase Agreements
A fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is a fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Reverse Repurchase Agreements
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. A fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.


Options on Securities
Writing covered options. A fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.


A fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A fund may write combinations of covered puts and calls on the same underlying security.


A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. A fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.


Purchasing put options. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.


Purchasing call options. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.


Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.


Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.


When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.



The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.


If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.


A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.


Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.


Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options
A fund will enter into futures contracts only when, in compliance with the SEC's requirements, cash or cash equivalents, (or, in the case of the fund investing primarily in foreign equity securities, such equity securities), equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.




Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."


A fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. A fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


Options on futures contracts. A fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.


Risks of transactions in futures contracts and related options.
Successful use of futures contracts by the fund is subject to the Adviser `s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.


Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Use by tax-exempt funds of U.S. Treasury security futures contracts and options. A fund investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.


There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.


Successful use of the index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased valued of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions
A fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

A fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. A fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.


When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A fund may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.


Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


Currency forward and futures contracts. A fund will enter into such contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.


Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

A fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.


Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


Participation Interests
A fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. A fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement.
A fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.


Stand-by Commitments
When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.


A fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in a fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. A fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Mortgage Dollar Rolls
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may not exceed the return earned by the fund from the transaction.

TAXES
All discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.


Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT.


Return of Capital Distributions. To the extent that a distribution is a return of capital for federal and state tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.


Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different than the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the alternative minimum tax (AMT) at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.


Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.



Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from a fund.


Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from a fund's investments other than tax-exempt instruments may give rise to taxable income. A fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder that borrows money to purchase a fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.


Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser, intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year,
(i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).


Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year.
Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.


Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.


The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.


Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser, will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.


Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.



MANAGEMENT OF THE COLONIAL FUNDS
Colonial Management Associates, Inc. (CMA) is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and Colonial Newport Tiger Fund). (See Part I of this SAI for a description of the Adviser to these funds) CMA is a subsidiary of The Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


Trustees and Officers (this section applies to all of the Colonial funds)
Robert J. Birnbaum(Age 68), Trustee of all Colonial funds since April, 1995 (1), is a Trustee of LFC Utilites Trust in which Colonial Global Utilities Fund is invested (LFC Portfolio) since November, 1994, is a Trustee of certain charitable and non-charitable organizations since December, 1993 (formerly Special Counsel, Dechert Price & Rhoads from September, 1988 to December, 1993; President and Chief Operating Officer, New York Stock Exchange, Inc. from May, 1985 to June, 1988), 313 Bedford Road, Ridgewood, NJ 07450



Tom Bleasdale (Age 65), Trustee of all Colonial funds since November, 1987 (2), is a Trustee of certain non-charitable organizations since 1993 (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company from 1992-1993), 1508 Ferncroft Tower, Danvers, MA 01923
Lora S. Collins (Age 59), Trustee of all Colonial funds since August, 1980 (2), is an Attorney with Kramer, Levin, Naftalis, Nessen, Kamin & Frankel since September, 1986, 919 Third Avenue, New York, NY 10022 James E. Grinnell(Age 66), Trustee of all Colonial funds since April, 1995 (1), is a Private Investor since November, 1988, is a Trustee of the LFC Portfolio since August, 1991 (formerly Senior Vice President-Operations, The Rockport Company from May, 1986 to November, 1988), 22 Harbor Avenue, Marblehead, MA 01945
William D. Ireland, Jr. (Age 71), Trustee of all Colonial funds since November, 1969 (2), is a Trustee of certain charitable and non-charitable organizations since February, 1990 (formerly Chairman of the Board, Bank of New England, - Worcester from August, 1987 to February, 1990), 103 Springline Drive, Vero Beach, FL 32963
Richard W. Lowry(Age 59), Trustee of all Colonial funds since April, 1995 (1), is a Trustee of the LFC Portfolio since August, 1991, is a Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation from 1985 to August,
1987), 10701 Charleston Drive, Vero Beach, FL 32963
William E. Mayer (Age 55), Trustee of all Colonial funds since February, 1994 (2), is Dean, College of Business and Management, University of Maryland since October, 1992 (formerly Dean, Simon Graduate School of Business, University of Rochester from October, 1991 to July, 1992; formerly Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank from January, 1990 to January, 1991; and formerly President and Chief Executive Officer, The First Boston Corporation from September, 1988 to January, 1990), College Park, MD 20742
John A. McNeice, Jr. (3)(Age 63), Trustee and President of all Colonial funds since February, 1975 (2), is Chairman of the Board and Director, TCG since November, 1984 ,and of CMA since November, 1983, Director, Liberty Financial since March, 1995 (formerly Chief Executive Officer, CMA and TCG from November, 1983 to March, 1995) James L. Moody, Jr. (Age 63), Trustee of all Colonial funds since May, 1986 (2), is Chairman of the Board, Hannaford Bros., Co. since May, 1984 (formerly Chief Executive Officer, Hannaford Bros. Co. from May, 1984 to May, 1992), P.O. Box 1000, Portland, ME 04104
John J. Neuhauser (Age 51), Trustee of all Colonial funds since January, 1984 (2), is Dean, Boston College School of Management since 1978, 140 Commonwealth Avenue, Chestnut Hill, MA 02167
George L. Shinn (Age 72), Trustee of all Colonial funds since May, 1984 (2), is a Financial Consultant since 1989 (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation from 1983 to July, 1991), The First Boston Corporation, Tower Forty Nine, 12 East 49th Street, New York, NY 10017
Robert L. Sullivan (Age 67), Trustee of all Colonial funds since September, 1987 (2), is a self-employed Management Consultant since January, 1989 (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. from December, 1987 to January, 1989 and formerly Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co. over five years), 7121 Natelli Woods Lane, Bethesda, MD 20817
Sinclair Weeks, Jr. (Age 72), Trustee of all Colonial funds since October, 1968 (2), is Chairman of the Board, Reed & Barton Corporation since 1987, Bay Colony Corporate Center, Suite 4550, 1000 Winter Street, Waltham, MA 02154
Harold W. Cogger (Age 59), Vice President since July, 1993, is President since July, 1993, Chief Executive Officer since March, 1995 and Director since March, 1984, CMA (formerly Executive Vice President, CMA from October, 1989 to July, 1993); President since October, 1994, Chief Executive Officer since March, 1995 and Director since October, 1981, TCG; Executive Vice President and Director, Liberty Financial since March, 1995
Peter L. Lydecker (Age 41), Controller since June, 1993 (formerly Assistant Controller from March, 1985 to June, 1993), is Vice President, CMA since June, 1993 (formerly Assistant Vice President, CMA from August, 1988 to June, 1993)
Davey S. Scoon (Age 48), Vice President since June, 1993, is Executive Vice President since July, 1993 and Director since March, 1985, CMA (formerly Senior Vice President and Treasurer from March, 1985 to July, 1993, CMA); Executive Vice President and Chief Operating Officer, TCG since March, 1995 (formerly Vice President - Finance and Administration, TCG from November, 1985 to March, 1995) Richard A. Silver (Age 48), Treasurer and Chief Financial Officer since July, 1993 (formerly Controller from July, 1980 to June, 1993), is Senior Vice President and Director since April, 1988, Treasurer and Chief Financial Officer since July, 1993, CMA; Treasurer and Chief Financial Officer, TCG since July, 1993 (formerly Assistant Treasurer, TCG from January, 1985 to July, 1993)
Arthur O. Stern (Age 56),Secretary since 1985, is Director since 1985, Executive Vice President since July, 1993, General Counsel, Clerk and Secretary since March, 1985, CMA; Executive Vice President, Legal and Compliance since March, 1995 and Clerk since March, 1985, TCG (formerly Vice President - Legal, TCG from March, 1985 to March,
1995)



(1) On April 3, 1995, and in connection with the merger of The Colonial Group, Inc. into Liberty Financial which occurred on March 27, 1995, Liberty Financial Trust (LFT) changed its name to Colonial Trust VII. Prior to the merger, each of Messrs. Birnbaum, Grinnell, and Lowry was a Trustee of LFT. Mr. Birnbaum has been a Trustee of LFT since November, 1994. Each of Messrs. Grinnell and Lowry has been a Trustee of LFT since August, 1991. Each of Messrs. Grinnell and Lowry continue to serve as Trustees under the new name, Colonial Trust VII, along with each of the other Colonial Trustees named above. The Colonial Trustees were elected as Trustees of Colonial Trust VII effective April 3, 1995.


(2) Elected as a Trustee of the LFC Portfolio on March 27, 1995.


(3) Trustees who are "interested persons" (as defined in the 1940
    Act) of the fund or CMA.


The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all Colonial funds for which each Trustee (except Mr. McNeice) will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on the fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.


CMA and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. CMA currently serves as investment adviser and administrator for 30 open-end and 5 closed-end management investment company portfolios, and is the administrator for 3 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of CMA or its affiliates will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $15.5 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund or Colonial Newport Tiger Fund-See Part I of this SAI)
Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting, and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month.


The Adviser's compensation under the Agreement is subject to reduction in any fiscal year to the extent that the total expenses of each fund for such year (subject to applicable exclusions) exceed the most restrictive applicable expense limitation prescribed by any state statute or regulatory authority in which the Trust's shares are qualified for sale. The most restrictive expense limitation applicable to a Colonial fund is 2.5% of the first $30 million of the Trust's average net assets for such year, 2% of the next $70 million and 1.5% of any excess over $100 million.


Under the Agreement, any liability of the Adviser to the fund and its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of duties.


The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of typesetting for its Prospectuses and the cost of printing and mailing any Prospectuses sent to shareholders. CISI pays the cost of printing and distributing all other Prospectuses.


The Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.


Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and
Colonial Newport Tiger Fund and their respective Trusts)
Under an Administration Agreement with each Fund, CMA, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


     (a)  providing office space, equipment and clerical personnel;
     (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;
     (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;
     (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;
     (e) monitoring compliance by the Fund (only applicable to Colonial Municipal Money Market Fund) with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto;
     (f)  monitoring the investments and operations of the SR&F
          Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Portfolio and reporting to the Trustees from time to time with respect thereto;
     (g) coordinating and overseeing the activities of each Fund's other third party service providers; and
     (h)  maintaining certain books and records of each Fund.


The Pricing and Bookkeeping Agreement
CMA provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Pricing and Bookkeeping Agreement has a one-year term. CMA, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund), CMA is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:

                    1/12 of 0.000% of the first $50 million;
                    1/12 of 0.035% of the next $950 million;
                    1/12 of 0.025% of the next $1 billion;
                    1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


CMA provides pricing and bookkeeping services to Colonial Newport
Tiger Fund for an annual fee of $27,000, plus 0.035% of Colonial
Newport Tiger Fund's average net assets over $50 million.


The Adviser of each of the Municipal Money Market Portfolio and LFC Portfolio provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.


Portfolio Transactions
The following sections entitled "Investment decisions" and Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, Colonial U.S. Fund for Growth, Colonial Newport Tiger Fund or Colonial Global Utilities Fund. For each of Colonial Municipal Money Market Fund, Colonial U.S. Fund for Growth and Colonial Global Utilities Fund, see Part 1 of each fund's respective SAI.


Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund and Colonial Newport Tiger Fund, each of which is administered by the Adviser, and Colonial U.S. Fund for Growth for which investment decisions have been delegated by the Adviser to State Street Bank and Trust Company, the fund's sub-adviser) (as defined under Management of the Fund herein).The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Colonial International Fund for Growth will use the trading facilities of Stein Roe and Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.


Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.


The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.


Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is the Adviser's policy always to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Subject to such practice of always seeking best execution, securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.



Subject to such policies as the Trustees may determine, the Adviser may cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.


The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund. The Trustees may further authorize the Adviser to depart from the present policy of always seeking best execution and to pay higher brokerage commissions from time to time for other brokerage and research services as described above in the future if developments in the securities markets indicate that such would be in the interests of the shareholders of the Colonial funds.


Principal Underwriter
CISI is the principal underwriter of the Trust's shares. CISI has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds shares only upon receipt of orders from authorized
FSFs or investors.


Investor Servicing and Transfer Agent
CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund or Colonial funds to CISC or generally by 6 months' notice by CISC to the Fund or Colonial funds. The agreement limits the liability of CISC to the Fund or Colonial funds for loss or damage incurred by the Fund or Colonial funds to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund or Colonial funds will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


DETERMINATION OF NET ASSET VALUE
Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange)(generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trust's Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.


Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II- see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different than that of the same portfolio under the market value method. The Trust'sTrustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action to: realize gains or losses; shorten the portfolio's maturity; withhold distributions; redeem shares in kind; or convert to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the Shareholder Report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CISI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CISI retains the entire sales charge on any sales made to a shareholder who does not specify an FSF on the Investment Account Application ("Application"). CISI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CISI for an up-front and/or ongoing commission paid to FSFs.


Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank, or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption, will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.


CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with CISI.


Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to sell shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, D, T or Z shares. The Colonial money market funds will not issue certificates. A shareholder may send any certificates which have been previously acquired to CISC for deposit to their account.



SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES


The following special purchase programs/investor services may be changed or eliminated at any time.


Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after CISI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from CISI.


Automated Dollar Cost Averaging (Classes A, B and D). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for the exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect.
Thus you can: buy any funds, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.


An exchange is a capital sale transaction for federal income tax purposes.You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing it to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.


You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.






CISI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time.


Tax-Sheltered Retirement Plans. CISI offers prototype tax-qualified plans, including Individual Retirement Accounts, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment in these funds is $25. The First National Bank of Boston is the Trustee and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CISI.


Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.


Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. The Telephone redemption privileges are suspended for 30 days after an address change is effected.


Colonial cash connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


Automatic dividend diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing Open Account with the particular fund. Call CISC for more information at 1-800- 422-3737.



PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, D, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:

1.    the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, D, T and Z shares).


CISI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.


Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C D, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CISI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CISI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800- 345-6611.









































Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a statement of intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:


Systematic Withdrawal Plan Telephone Redemption     Statement of Intent
Sponsored Arrangements     Colonial Cash Connection Share Certificates
$50,000 Fast Cash          Reduced Sales Charges    Automatic Dividend
                                                      Diversification
Right of Accumulation      for any "person"         Exchange Privilege

*Exchanges may be made to other Colonial funds offering the Program.


Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. CISI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.




Reinstatement Privilege. An investor who has redeemed Class A, B, or D shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this Privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this Privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.


Privileges of Colonial Employees or Financial Service Firms. Class A shares of certain funds may be sold at NAV to the following current and retired individuals: Trustees of funds advised or administered by CMA; directors, officers and employees of CMA, CISI and other companies affiliated with CMAl; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CISI; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge will vary depending on factors such as the size and stability of the organizations group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.


Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CISI pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements.



Net Asset Value Exchange Privilege. Class A shares of certain funds may also be purchased at reduced or no sales charge by investors moving from another mutual fund complex or a discretionary account and by participants in certain retirement plans. In lieu of the commissions described in the Prospectus, CMAl will pay the FSF a quarterly service fee which is the service fee established for each applicable Colonial fund.




Waiver of Contingent Deferred Sales Charges (CDSCs) (Classes A, B, and D). CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.
      If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMA , to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption; otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set-up at the time the account is established, and distributions are being reinvested). See below under "Investors Services" - Systematic Withdrawal Plan.


3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and
      (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
      (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.


5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.


6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.


The CDSC also may be waived where the financial service firm agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.


HOW TO SELL SHARES


Shares may also be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).


To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.


Financial service firms must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.






Systematic Withdrawal Plan
If a shareholder's Account Balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and Class D shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's Account Balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Code regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class D share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.


A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.


A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.


SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's open account.


A Colonial fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.






Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All shareholders and/or their financial advisers are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Telephone redemption privileges for larger amounts may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record. Shareholders and/or their financial advisers will be required to provide their name, address and account number.
Financial advisers will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


Checkwriting (Available only on the Class A and Class C shares of certain Colonial funds)
Shares may be redeemed by check if a shareholder completed an Application and Signature Card. The Adviser will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her Open Account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's Open Account, the check will be returned marked "insufficient funds" and no shares will be redeemed. It is not possible to determine in advance the total value of an Open Account because prior redemptions and possible changes in net asset value may cause the value of an Open Account to change. Accordingly, a check redemption should not be used to close an Open Account.


Non cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.






















DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be invested in your account.


Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.


By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-248-2828.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge.
Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.


Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

































SUSPENSION OF REDEMPTIONS
A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.



SHAREHOLDER MEETINGS
As described under the caption "Organization and history" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholder's meeting to consider removal of a Trustee, request information regarding the Trust's shareholders the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.


At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

Total Return
Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of a fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns differ from standardized average annual total returns only in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or in that the sales charge or CDSC is not deducted.


Yield
Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


Non money market. The yield for each class of shares is determined by (i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the a Colonial fund entitled to dividends for the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.


Distribution rate. The distribution rate for each class of shares is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). A fund's yield for any period may be more or less than the amount actually distributed in respect of such period.


A fund may compare its performance to various unmanaged indices published by such sources as listed in Appendix II.

A fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates , including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, MONEY Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.

All data is based on past performance and does not predict future results.
                                APPENDIX I

                        DESCRIPTION OF BOND RATINGS

                                    S&P

AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest.
AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and in the majority of instances, they differ from AAA only in small degree.
A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category.
BB, B, CCC, and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C ratings are reserved for income bonds on which no interest is being paid. D bonds are in default, and payment of interest and/or principal is in arrears.
Plus(+) or minus (-) are modifiers relative to the standing within the major rating categories.

Provisional Ratings.   The letter "p" indicates that the rating is
provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.


SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.


Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:


* Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).


* Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).



Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).


Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.


A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.


Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.



                                  MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.
Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.
A bonds possess many of the favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.
Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.
B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.
Ca bonds are speculative in a high degree, often in default or having other marked shortcomings.
C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.


Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:


VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


               Prime-1  Highest Quality
               Prime-2  Higher Quality
               Prime-3  High Quality


If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of its Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                               APPENDIX II
                                  1994

SOURCE                                  CATEGORY                     RETURN
                                                                     (%)
Donoghue                         Tax-Free Funds                       2.25
Donoghue                         U.S. Treasury Funds                  3.34
Dow Jones Industrials                                                 5.03
Morgan Stanley Capital
  International EAFE Index                                            8.06
Morgan Stanley Capital
  International EAFE GDP Index                                        8.21
Libor                            Six-month Libor                      6.9375
Lipper                           Adjustable Rate Mortgage            -2.20
Lipper                           California Municipal Bond Funds     -7.52

Lipper                           Connecticut Municipal Bond Funds    -7.04
Lipper                           Closed End Bond Funds               -6.86
Lipper                           Florida Municipal Bond Funds        -7.76
Lipper                           General Bond Fund                   -5.98
Lipper                           General Municipal Bonds             -6.53
Lipper                           General Short-Term Tax-Exempt Funds -0.28
Lipper                           Global Flexible Portfolio Funds     -3.03

Lipper                           Growth Funds                        -2.15
Lipper                           Growth & Income Funds               -0.94
Lipper                           High Current Yield Bond Funds       -3.83


Lipper                           High Yield Municipal Bond Debt      -4.99


Lipper                           Fixed Income Funds                  -3.62
Lipper                           Insured Municipal Bond Average      -6.47
Lipper                           Intermediate Muni Bonds             -3.53
Lipper                           Intermediate (5-10) U.S.            -3.72
                                   Government Funds
Lipper                           Massachusetts Municipal Bond Funds  -6.35
Lipper                           Michigan Municipal Bond Funds       -5.89
Lipper                           Mid Cap Funds                       -2.05
Lipper                           Minnesota Municipal Bond Funds      -5.87
Lipper                           U.S. Government Money Market Funds   3.58

Lipper                           Natural Resources                   -4.20
Lipper                           New York Municipal Bond Funds       -7.54
Lipper                           North Carolina Municipal Bond Funds -7.48
Lipper                           Ohio Municipal Bond Funds           -6.08
Lipper                           Small Company Growth Funds          -0.73
Lipper                           Specialty/Miscellaneous Funds       -2.29
Lipper                           U.S. Government Funds               -4.63
Shearson Lehman Composite                                            -3.37
  Government Index
Shearson Lehman                                                      -3.51
  Government/Corporate Index
Shearson Lehman Long-term                                            -7.73
  Government Index
S&P 500                          S&P                                  1.32
S&P Utility Index                S&P                                 -7.94
Bond Buyer                       Bond Buyer Price Index             -18.10
First Boston                     High Yield Index                    -0.97
Swiss Bank                       10 Year U.S. Government             -6.39
                                   (Corporate Bond)
Swiss Bank                       10 Year United Kingdom              -5.29
                                   (Corporate Bond)
Swiss Bank                       10 Year France (Corporate Bond)     -1.37
Swiss Bank                       10 Year Germany (Corporate Bond)     4.09
Swiss Bank                       10 Year Japan (Corporate Bond)       7.95
Swiss Bank                       10 Year Canada (Corporate Bond)    -14.10
Swiss Bank                       10 Year Australia (Corporate Bond)   0.52
Morgan Stanley Capital           10 Year Hong Kong (Equity)         -28.90
  International
Morgan Stanley Capital           10 Year Belgium (Equity)             9.43
  International
Morgan Stanley Capital           10 Year Spain (Equity)              -3.93
  International

SOURCE                           CATEGORY                           RETURN
                                                                    (%)

Morgan Stanley Capital           10 Year Austria (Equity)            -6.05
  International
Morgan Stanley Capital           10 Year France (Equity)             -4.70
  International
Morgan Stanley Capital           10 Year Netherlands (Equity         12.66
  International
Morgan Stanley Capital           10 Year Japan (Equity)              21.62
  International
Morgan Stanley Capital           10 Year Switzerland (Equity)         4.18
  International
Morgan Stanley Capital           10 Year United Kingdom (Equity)     -1.63
  International
Morgan Stanley Capital           10 Year Germany (Equity)             5.11
  International
Morgan Stanley Capital           10 Year Italy (Equity)              12.13
  International
Morgan Stanley Capital           10 Year Sweden (Equity)             18.80
  International
Morgan Stanley Capital           10 Year United States (Equity)       2.00
  International
Morgan Stanley Capital           10 Year Australia (Equity)           6.48
  International
Morgan Stanley Capital           10 Year Norway (Equity)             24.07
  International
Inflation                        Consumer Price Index                 2.67
FHLB-San Francisco               11th District Cost-of-Funds Index    4.367
Federal Reserve                  Six-Month Treasury Bill              6.49
Federal Reserve                  One-Year Constant-Maturity           7.14
                                   Treasury Rate
Federal Reserve                  Five-Year Constant-                  7.78
                                   Maturity Treasury Rate

Bloomberg                        NA                                   NA
Credit Lyonnais                  NA                                   NA
Lipper                           Pacific Region Funds               -12.07
Statistical Abstract of the U.S. NA                                   NA
World Economic Outlook           NA                                   NA



*in U.S. currency

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1995 (IN THOUSANDS)

SHORT-TERM OBLIGATIONS - 103.1%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 60.2 %
--------------------------------------------------------------------------------

                                       (UNAUDITED)
                                       ANNUALIZED
                                      YIELD AT TIME
                    MATURITY           OF PURCHASE            PAR       VALUE
--------------------------------------------------------------------------------
Federal Home Loan Bank:
                    10/02/95          5.600%                $ 5,000    $  4,976
                    10/18/95          5.600%                  5,000       4,963
                    11/08/95          5.570%                  3,000       2,968
                    02/26/96          5.480%                  5,000       4,865
                                                                       --------
                                                                         17,772
                                                                       --------
Federal Home Loan Mortgage Corp.:
                    09/25/95          5.800%                  7,000       6,973
                    11/08/95          5.590%                  3,000       2,968
                    02/05/96          5.480%                  5,000       4,880
                    02/08/96          5.510%                  5,000       4,878
                                                                       --------
                                                                         19,699
                                                                       --------
Federal National Mortgage Association:
                    09/12/95          5.780%                  5,000       4,991
                    09/27/95          5.760%                  5,000       4,979
                    10/25/95          5.650%                  5,000       4,958
                    11/01/95          5.700%                  5,000       4,952
                    11/29/95          5.550%                  7,000       6,904
                    12/12/95          5.650%                  5,000       4,920
                    02/01/96          5.480%                  5,000       4,883
                    03/01/96          5.470%                  5,000       4,862
                    03/28/96          5.490%                  5,000       4,841
                                                                       --------
                                                                         46,290
                                                                       --------

TOTAL U.S. GOVERNMENT AGENCIES (cost of $83,761)                         83,761
                                                                       --------

REPURCHASE AGREEMENTS- 42.9%
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust
Securities Corp., dated 8/31/95, due 9/01/95
at 5.800%, collateralized by U.S. Treasury notes
maturing in 1998, market value $30,357
(repurchase proceeds $29,709)                                29,704      29,704

Repurchase agreement with Chase
Securities, Inc., dated 8/31/95, due 9/01/95
at 5.820% collateralized by U.S. Treasury bills and
notes with various maturities to 1997, market
value $30,648 (repurchase proceeds $30,005)                  30,000      30,000
                                                                       --------

                      Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS (cost of $59,704)                          $ 59,704
                                                                       --------

TOTAL SHORT-TERM OBLIGATIONS
 (cost of $143,465) (a)                                                 143,465
                                                                       --------

OTHER ASSETS & LIABILITIES, NET - (3.1) %                                (4,313)
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                      $139,152
                                                                       --------

NOTE TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Cost for federal income tax purposes is the same.


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 1995


(in thousands except for per share amounts)
ASSETS
Investments at amortized cost                                          $ 143,465

Receivable for:
  Fund shares sold                                           $   532
  Interest                                                        10
Other                                                             14         556
                                                             -------   ---------
  Total Assets                                                           144,021

LIABILITIES
Payable for:
  Fund shares repurchased                                      4,282
  Distributions                                                  565
Accrued:
  Deferred Trustees fees                                           1
  Other                                                           21
                                                             -------
    Total Liabilities                                                      4,869
                                                                       ---------

NET ASSETS                                                             $ 139,152
                                                                       ---------

Net asset value:
Class A ($83,086/83,052)                                                   $1.00
                                                                       ---------
Class B ($55,441/55,439)                                                   $1.00 (a)
                                                                       ---------
Class D ($625/625)                                                         $1.00 (a)
                                                                       ---------

Maximum offering price per share - Class D
($1.00/0.99)                                                               $1.01
                                                                       ---------

COMPOSITION OF NET ASSETS
Capital paid in                                                        $ 139,103
Undistributed net investment income                                           36
Accumulated net realized gain                                                 13
                                                                       ---------
                                                                       $ 139,152
                                                                       ---------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995


(in thousands)
INVESTMENT INCOME
Interest                                                                 $ 7,802

EXPENSES
Management fee                                               $   467
Service fee -  Class B                                           132
Service fee -  Class D                                             1
Distribution fee - Class B                                       396
Distribution fee - Class D                                         4
Transfer agent                                                   336
Bookkeeping fee                                                   58
Trustees fee                                                      11
Custodian fee                                                      7
Audit fee                                                         28
Legal fee                                                         10
Registration fee                                                  67
Reports to shareholders                                           11
Other                                                             16
                                                             -------
                                                               1,544
Fees waived by the Adviser                                       (55)      1,489
                                                             -------     -------

    Net Investment Income                                                $ 6,313
                                                                         -------



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year ended
(in thousands)                                                   August 31
                                                        ------------------------

INCREASE (DECREASE) IN NET ASSETS                         1995          1994(a)
Operations:
 Net investment income                                  $  6,313       $   2,816
 Net realized loss                                                            (1)
                                                        ---------      ---------
 Net Increase from Operations                               6,313          2,815
Distributions:
 From net investment income - Class A                      (4,177)        (2,136)
 From net investment income - Class B                      (2,093)          (666)
 From net investment income - Class D                         (22)            (2)
                                                        ---------      ---------
                                                               21             11
                                                        ---------      ---------
 Fund Share Transactions:
 Receipts for shares sold - Class A                       528,856        284,222
 Value of distributions reinvested - Class A                3,257          1,633
 Cost of shares repurchased - Class A                    (546,152)      (233,441)
                                                        ---------      ---------
                                                          (14,039)        52,414
                                                        ---------      ---------
 Receipts for shares sold - Class B                       113,063        121,635
 Value of distributions reinvested - Class B                1,596            461
 Cost of shares repurchased - Class B                    (113,764)       (78,454)
                                                        ---------      ---------
                                                              895         43,642
                                                        ---------      ---------
 Receipts for shares sold - Class D                           124            517
 Value of distributions reinvested - Class D                   20              1
 Cost of shares repurchased - Class D                         (37)
                                                        ---------      ---------
                                                              107            518
                                                        ---------      ---------
 Net Increase (Decrease) from Fund Share Transactions     (13,037)        96,574
                                                        ---------      ---------
     Total Increase (Decrease)                            (13,016)        96,585
NET ASSETS
Beginning of period                                       152,168         55,583
                                                        ---------      ---------
End of period (including undistributed net
 investment income of $36 and $15, respectively)        $ 139,152      $ 152,168
                                                        ---------      ---------
NUMBER OF FUND SHARES
Sold - Class A                                            528,856        284,222
Issued for distributions reinvested - Class A               3,257          1,633
Repurchased - Class A                                    (546,152)      (233,441)
                                                        ---------      ---------
                                                          (14,039)        52,414
                                                        ---------      ---------
Sold - Class B                                            113,063        121,635
Issued for distributions reinvested - Class B               1,596            461
Repurchased - Class B                                    (113,764)       (78,454)
                                                        ---------      ---------
                                                              895         43,642
                                                        ---------      ---------
Sold - Class D                                                124            517
Issued for distributions reinvested - Class D                  21              1
Repurchased - Class D                                         (38)
                                                        ---------      ---------
                                                              107            518
                                                        ---------      ---------

(a)  Class D shares were initially offered on July 1, 1994.


See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Government Money Market Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class B shares, which are identical to Class A shares except for an annual service and distribution fee and a contingent deferred sales charge, will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing service and distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: The Fund values its portfolio securities utilizing the amortized cost valuation method.

Security transactions are accounted for on the date the securities are purchased or sold.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D service and distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class D per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fees applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

OTHER: Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund, and through October 16, 1994, furnished accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets. The Adviser had voluntarily waived a portion of its management fee and the Fund paid a fee equal to 0.30% of its average net assets.

Effective October 17, 1994, and until further notice, the Adviser changed the monthly fee to 0.30% annually, of the Fund's average net assets and discontinued the voluntary waiver.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives a reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services Inc., (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended August 31, 1995, the Distributor received contingent deferred sales charges (CDSC) of $638,693 and $167, on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of Class B and Class D net assets, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class D shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.00% annually of the Fund's average net assets.

For the year ended August 31, 1995, the Fund's operating expenses did not exceed the 1.00% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended August 31, 1995, purchases and sales (including maturities) of short-term obligations (excluding repurchase agreements) were $531,016,644 and $554,380,000, respectively, all of which were U.S. government securities.

NOTE 4. RESULTS OF SPECIAL SHAREHOLDERS MEETING (unaudited)
--------------------------------------------------------------------------------
On February 15, 1995, a special meeting of shareholders was held and a new Management Agreement between the Trust, with respect to the Fund, and Colonial Management Associates, Inc. was approved and became effective upon the merger of The Colonial Group, Inc. with Apple Merger Corporation, a subsidiary of Liberty Financial Companies, Inc. The merger occurred on March 24, 1995. Of the shares of beneficial interest outstanding on December 9, 1994, 112,325,654 voted for the new Management Agreement, 2,099,269 voted against, 7,155,554 abstained, and 245,339 were broker non-votes.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                        Year ended August 31
                                                     -----------------------------------------------------------
                                                                1995                            1994
                                                     Class A   Class B   Class D     Class A   Class B   Class D  (b)
                                                     -------   -------   -------     -------   -------   -------
Net asset value - Beginning of period                $ 1.000   $ 1.000   $ 1.000     $ 1.000   $ 1.000   $ 1.000
                                                     -------   -------   -------     -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.050     0.040     0.040       0.028     0.018     0.005
                                                     -------   -------   -------     -------   -------   -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.050)   (0.040)   (0.040)     (0.028)   (0.018)   (0.005)
                                                     -------   -------   -------     -------   -------   -------
Net asset value - End of period                      $ 1.000   $ 1.000   $ 1.000     $ 1.000   $ 1.000   $ 1.000
                                                     -------   -------   -------     -------   -------   -------
Total return (e)(f)                                    5.14%     4.08%     4.07%       2.85%     1.82%     0.45% (g)
                                                     -------   -------   -------     -------   -------   -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.69%     1.69%     1.69%       0.73%     1.73%     1.73% (h)
Fees and expenses waived or borne by the adviser       0.04%     0.04%     0.04%       0.20%     0.20%     0.20% (h)
Net investment income                                  4.96%     3.96%     3.96%       3.01%     2.01%     2.01% (h)
Net assets at end of period (000)                     83,086   $55,441   $   625     $97,115   $54,535   $   518

(a) Net of fees and expenses waived or borne by
    the adviser which amounted to                      0.000   $ 0.000   $ 0.000     $ 0.002   $ 0.002   $ 0.002

(b) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(c) The Fund changed its fiscal year end from December 31 to August 31 in 1992.
(d) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                                                     Year ended          Period ended           Year ended
                                                     August 31             August 31            December 31
                                                  -----------------   --------------------      -----------
                                                        1993                 1992 (c)               1991
                                                  Class A   Class B   Class A      Class B (d)    Class A
                                                  -------   -------   -------      -------        -------
Net asset value - Beginning of period             $ 1.000   $ 1.000   $ 1.000      $ 1.000        $ 1.000
                                                  -------   -------   -------      -------        -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.023     0.013     0.022        0.004          0.053
                                                  -------   -------   -------      -------        -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.023)   (0.013)   (0.022)      (0.004)        (0.053)
                                                  -------   -------   -------      -------        -------
Net asset value - End of period                   $ 1.000   $ 1.000   $ 1.000      $ 1.000        $ 1.000
                                                  -------   -------   -------      -------        -------
Total return (e)(f)                                 2.28%     1.27%     2.18% (g)    0.43% (g)      5.38%
                                                  -------   -------   -------      -------        -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            0.88%     1.88%     1.00% (h)    2.00% (h)      0.85%
Fees and expenses waived or borne by the adviser    0.20%     0.20%     0.38% (h)    0.38% (h)      0.20%
Net investment income                               2.26%     1.26%     3.23% (h)    2.23% (h)      5.32%
Net assets at end of period (000)                 $44,693   $10,890   $47,885      $14,096        $56,198

(a) Net of fees and expenses waived or borne by
    the adviser which amounted to                 $ 0.002   $ 0.002   $ 0.003      $ 0.001        $ 0.002


--------------------------------------------------------------------------------
State Tax Information (unaudited)
An average of 19% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 23% of the Fund's distributions (18% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes, and bills.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF COLONIAL GOVERNMENT
  MONEY MARKET FUND

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Government Money Market Fund (a series of Colonial Trust II) at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
--------------------
PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1995



                        COLONIAL TRUST II

 Cross Reference Sheet (Colonial Adjustable Rate U.S. Government Fund)


Item Number of Form N-1A      Statement of Additional Information
Location or Caption

Part B

 10.                          Cover Page

 11.                          Table of Contents

 12.                          Not Applicable

 13.                          Investment Objective and Policies;
                              Fundamental Investment Policies;
                              Other Investment Policies;
                              Portfolio Turnover; Miscellaneous
                              Investment Practices

 14.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 15.                          Fund Charges and Expenses

 16.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 17.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 18.                          Shareholder Meetings

 19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                              Programs/Investor Services;
                              Programs for Reducing or
                              Eliminating Sales Charge; How to
                              Sell Shares; How to Exchange Shares

 20.                          Taxes

 21.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 22.                          Fund Charges and Expenses;
                              Investment Performance; Performance
                              Measures

 23.                          Independent Accountants

                  COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND
                       Statement of Additional Information



                                December 29, 1995


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Adjustable Rate U.S. Government Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated December 29, 1995. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.


TABLE OF CONTENTS


      Part 1                                                    Page
      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Portfolio Turnover
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants

      Part 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares

      Suspension of Redemptions
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II



AF-XXXX-1295

                                     Part 1

                  COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND
                       Statement of Additional Information

                                December 29, 1995



DEFINITIONS

"Trust"   Colonial Trust II
"Fund"    Colonial Adjustable Rate U.S. Government Fund
"Adviser" Colonial Management Associates, Inc., the Fund's investment adviser
"CISI"    Colonial Investment Services, Inc., the Fund's distributor
"CISC" Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes the Fund's investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Short-Term Trading
         Forward Commitments
         Repurchase Agreements
         Reverse Repurchase Agreements


Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.




FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more that 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Issue senior securities only through borrowing from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Invest up to 5% of its net assets in real estate as a result of owning securities;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT  POLICIES

As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;
3.   Invest more than 15% of its assets in illiquid assets;

4. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

5. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
6. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
7.   Pledge more than 33% of its total assets;
8.   Invest in or write futures and options;
9. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities which are restricted as to disposition; or
10. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.


PORTFOLIO TURNOVER



                           Years ended
                            August 31,
                         1995         1994
                          36%          69%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.55% (subject to any reductions that the Adviser may agree to periodically).


Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)


                                                         Period October 1, 1992
                                                    (commencement of investment
                                  Years ended                  operations)
                                   August 31,          through August 31, 1993
                                ---------------         -----------------------
                                  1995  1994

Management Fee                    $102 $107                      $46
Bookkeeping fee                     27   27                       25
Shareholder service and
   transfer agent fee               38   36                       14
12b-1 fees:
  Service fee (Classes A and B*)    37   37                       15
  Service fee (Class C)**          ***   N/A                      N/A
  Distribution fee (Class B)*       29   19                        3
  Distribution fee (Class C)**     ***   N/A                      N/A
Fees and expenses waived or borne
  by the Adviser                  (211)(210)                    (129)


*     Class B shares were first offered on February 1, 1993.
**    Class C shares were first offered on January 4, 1995.
***   Rounds to less than one.


Brokerage Commissions (dollars in thousands)


The Fund did not pay any brokerage commissions for the fiscal years ended August 31, 1995, 1994 and 1993.







Trustees and Trustee Fees

For the fiscal year ended August 31, 1995 and the calendar year ended December 31, 1994, the Trustees received the following compensation for serving as
Trustees:



                                                                                    Total Compensation
                        Aggregate                                                     from Trust and
                      Compensation          Pension or        Estimated Annual     Fund Complex Paid to
                     from Fund for      Retirement Benefits     Benefits Upon     the Trustees for the
    Trustee           Fiscal Year      Accrued As Part of       Retirement          Calendar Year(b)
                                           Fund Expense
    -------           -----------            --------            ----------          ----------------

Robert J. Birnbaum       $     458            $  0                $  0             $           0
Tom Bleasdale                1,037(a)            0                   0                   101,000(c)
Lora S. Collins              1,093               0                   0                    95,000
James E. Grinnell              459               0                   0                         0
William D. Ireland, Jr.      1,142               0                   0                   110,000
Richard W. Lowry               459               0                   0                         0
William E. Mayer               952               0                   0                    89,752
John A. McNeice, Jr.             0               0                   0                         0
James L. Moody, Jr.          1,118(d)            0                   0                   109,000
John J. Neuhauser              964               0                   0                    95,000
George L. Shinn              1,202               0                   0                   112,000
Robert L. Sullivan           1,058               0                   0                   104,561
Sinclair Weeks, Jr.          1,184               0                   0                   116,000


(a)  Includes $508 payable in later years as deferred compensation.
(b) At December 31, 1994, the Colonial Funds Complex consisted of 31 open-end and 5 closed-end management investment company portfolios.
(c)  Includes $49,000 payable in later years as deferred compensation.
(d)  Includes $736 payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund, The Charles Allmon Trust, Inc., Liberty Financial Trust and LFC Utilities Trust (together, Liberty Funds) for service during the calendar year ended December 31, 1994:



                                   Pension or         Estimated Annual     Total Compensation
                               Retirement Benefits     Benefits Upon     From Liberty Funds for
          Trustee              Accrued As Part of        Retirement         Calendar Year (e)
                                  Fund Expense

Robert J. Birnbaum(f)                   $0                   $0                  $     0
James E. Grinnell(f)                     0                    0                   31,032
Richard W. Lowry(f)                      0                    0                   31,282


(e) At December 31, 1994, Liberty Financial Trust and LFC Utilities Trust were advised by Stein Roe & Farnham Incorporated (Stein Roe), and Liberty All-Star Equity Fund and The Charles Allmon Trust, Inc. were advised by Liberty Asset Management Company (LAMCO). Stein Roe and LAMCO are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser). On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was merged into a new portfolio of Colonial Trust III.
(f)     Elected as trustee of the Colonial Funds Complex on April 21, 1995.


Ownership of the Fund

At November 30, 1995, the trustees and officers of the Fund owned less than 1% of the then outstanding shares of each of Class A and Class B shares of the Fund. At November 30, 1995, the following shareholders owned 5% or more of the referenced class of shares of the Fund: Class A: Transport Insurance Company Trust Account, 4100 Harry Hines, Dallas, TX 75219 (28.11%); Merrill Lynch, Pierce, Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, FL 32216 (9.07%) ; Arban & Carosi, Inc., 13800 Dawson Beach Road, Woodbridge, VA 22191 %). Class B: Class C: Colonial Management Associates, Inc., One Financial Center, Boston, MA 02111 (53.74%); Stanley V. Schwartz Custodian, Andrew W. Schwartz UTMA FL, 5629 Natoma Drive, Fort Myers, FL 33919-2617; Lyle
W. Sparks & Thelma I Sparks TR U/A DTD 10/05/94 Sparks Family Trust, P.O. Box 535, Blue Jay, CA 92317.


At November 30, 1995, there were 127shareholders of record of the Class A shares, 225 shareholders of record of the Class B shares and 5 shareholders of record of the Class C shares of the Fund, respectively.


Sales Charges (dollars in thousands)

                                              Class A Shares
                                                         Period October 1, 1992
                                                    (commencement of investment
                                        Years ended           operations)
                                         August 31,     through August 31,
                                     ----------------  -----------------------
                                     1995        1994            1993
Aggregate  initial  sales  charges
  on Fund  share sales               $15          $40            $87
Initial sales charges retained
  by CISI                            $ 1          $ 5            $ 3


                                              Class B Shares
                                                        Period February 1, 1993
                               Years ended            (Class B shares initially
                                August 31,           offered) through August 31,
                              ---------------        --------------------------
                              1995       1994                     1993
Aggregate   contingent
   deferred   sales  charges
   (CDSC) on Fund redemptions
   retained by CISI            $46       $10                      $0



12b-1 Plans, CDSC and Conversion of Shares

The Fund offers three classes of shares - Classes A, B and C. The Fund may in the future offer other classes of shares. The Trustees have approved plans for the Fund pursuant to Rule 12b-1 under the Act whereby Class A, B and C shares pay CISI a service fee at the annual rate of 0.20%, 0.20%, and 0.25% respectively, of average net assets and Class B and Class C shares pay CISI annual distribution fees of 0.65% and 0.15%, respectively. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs), and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses. fee. CISI may realize a profit from the fees.


The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are not interested persons is effected by such non-interested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within four years after purchase. Class C shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert.


Sales-related expenses (in thousands) of CISI relating to the Fund for the year ended August 31, 1995 were:


                                           Class A      Class B         Class C
Fees to FSFs                                 $ 33        $141             $ 1
Cost of sales material relating to the Fund
 (including printing and mailing expenses)     13          12               1
Allocated travel, entertainment and other
promotional (including advertising)            12           5               1


INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class C yields and adjusted yields for the month ended August 31, 1995 were 4.80%, and 2.56% (Class A), 4.31% and 2.00% (Class
B) and 4.96% and 2.65% (Class C).


The Fund's Class A average annual total returns at August 31, 1995 were:

                                                               Since Inception
                               1 Year                         (October 1, 1992)
                               ------                         -----------------

With sales charge of 3.25%      3.60%                              2.95%
Without sales charge            7.08%                              4.12%


The Fund's Class B average annual total returns at August 31, 1995 were:

                                                          February 1, 1993
                                              (Class B shares initially offered)
                                     1 Year          through August 31, 1995
                                     ------          -----------------------
With CDSC of 4.00%                    2.39%                 2.85%
Without CDSC                          6.39%                 3.58%


The Fund's Class C average annual total return at August 31, 1995 was:


                                 January 4, 1995
                       (Class C shares initially offered)
                             through August 31, 1995
                          -----------------------------
                                      6.50%


The Fund's Class A, Class B and Class C distribution rates at August 31, 1995, which are based on the latest month's distribution, annualized, and the maximum offering price (net asset value for Class B and Class C) at the end of the month, were 5.07%,4.59% and 5.04%, respectively.


See Part 2 of this SAI, "Performance Measures" for how calculations are made.


CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit services, tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus has been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing on pages 6 through 17 in the Fund's August 31, 1995 Annual Report, are incorporated in this SAI by reference.


                                 INVESTMENT PORTFOLIO
                         AUGUST 31, 1995 (IN THOUSANDS)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 89.1%                  PAR          VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 82.3%

                                 Maturities
                        Coupon     from/to
                        ------   ----------
  Federal Home Loan Mortgage Corp.,
  Adjustable Rate Mortgage: (a)
                        5.736%      2023                    $  890     $    906
                        5.841%      2018                       212          210
                        6.062%      2023                       695          703
                        6.512%      2018                       322          321
                        7.386%      2019                       332          333
                        7.661%      2022                       173          177
                        7.722%      2022                       192          194
                        7.936%      2023                       276          284
                        8.250%      2022                       227          233
                                                                       --------
                                                                          3,361
                                                                       --------
  Federal National Mortgage Association:
  Adjustable Rate Mortgage: (a)

                        6.383%      2023                       368          371
                        6.391%      2027                       214          214
                        7.296%      2019                       280          286
                        7.329%      2017                       238          239
                        7.435%      2019                       220          224
                        7.614%      2020                       239          243
                        7.625%      2021                       126          127
                        7.995%      2022                       209          212
                        8.105%      2017                       201          206
                        8.366%      2019                       354          366
                        8.475%      2021                       286          295
  Quarterly Floating Note, (a)
                        5.150%      1996                     1,000          995
                                                                       --------
                                                                          3,778
                                                                       --------
  Government National Mortgage Association,
  Adjustable Rate Mortgage: (a)

                        5.875%      2022                       783          793
                        6.215%      2022                       884          895
                        7.000%    2022-2024                  2,220        2,256
                        7.375%      2023                       660          673
                                                                       --------
                                                                          4,617
                                                                       --------
TOTAL GOVERNMENT AGENCIES  (cost of $10,805)                             11,756
                                                                       --------

                      Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 6.8%
  U.S. Treasury Notes:
                          5.750%    08/15/03                $  592     $    572
                          6.375%    01/15/00                   400          405
                                                                       --------
  TOTAL GOVERNMENT OBLIGATIONS  (cost of $1,990)                            977
                                                                       --------
  TOTAL INVESTMENTS  (cost of $12,795) (b)                               12,733
                                                                       --------

  SHORT-TERM OBLIGATIONS - 10.6%
  ------------------------------------------------------------------------------
  Repurchase agreement with Chase Securities Inc.,
  dated 08/31/95, due 09/01/95 at 5.820% collaterized by
  U.S. Treasury bills and notes with various maturities
  to 1997, market value $1,539
   (repurchase proceeds $1,507)                               1,507        1,507
                                                                       --------
OTHER ASSETS & LIABILITIES, NET - 0.3%                                       47
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 14,287
                                                                       --------

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1995.

(b)  Cost for federal income tax purposes is the same.



See notes to financial statements.


                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1995
(In thousands except for per share amounts and footnote)
ASSETS
Investments at value (cost $12,795)                                     $ 12,733
Short-term obligations                                                     1,507
                                                                        --------
                                                                          14,240
Receivable for:
  Investments sold                                        $    119
  Interest                                                      93
  Deferred organization expenses                                34
Other                                                            1           247
                                                          --------      --------
    Total Assets                                                          14,487

LIABILITIES
Payable for:
  Fund shares repurchased                                      129
  Distributions                                                 61
Payable to Adviser                                               2
Accrued:
  Deferred Trustees fees                                         1
  Other                                                          7
                                                          --------
    Total Liabilities                                                        200
                                                                        --------
NET ASSETS                                                              $ 14,287
                                                                        --------

Net asset value & redemption price per share -
Class A ($9,934/1,008)                                                  $   9.85
                                                                        --------
Maximum offering price per share - Class A
($9.85/0.9675)                                                          $  10.18 (a)
                                                                        --------
Net asset value & offering price per share -
Class B ($3,968/403)                                                    $   9.85 (b)
                                                                        --------
Net asset value & offering price per share -
Class C ($385/39)                                                       $   9.85 (b)
                                                                        --------

COMPOSITION OF NET ASSETS
Capital paid in                                                         $ 14,472
Undistributed net investment income                                            8
Accumulated net realized loss                                               (131)
Net unrealized depreciation                                                  (62)
                                                                        --------
                                                                        $ 14,287
                                                                        --------

(a)  On sales of $100,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.


                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995
(in thousands)
INVESTMENT INCOME
Interest                                                                   $1,111

EXPENSES
Management fee                                                   $  102
Service fee - Class A, Class B, Class C                              37
Distribution fee - Class B                                           29
Distribution fee - Class C                                           (a)
Transfer agent                                                       38
Bookkeeping fee                                                      27
Trustees fee                                                          9
Custodian fee                                                         2
Audit fee                                                            22
Legal fee                                                            11
Registration fee                                                     28
Reports to shareholders                                               3
Amortization of deferred
  organization expenses                                              16
Other                                                                 8
                                                                 ------
                                                                    332
Fees and expenses waived or
  borne by the Adviser                                            (211)       121
                                                                 ------    ------
       Net Investment Income                                                  990

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                                  (92)
Net unrealized appreciation during
  the period                                                        327
                                                                 ------
       Net Gain                                                               235
                                                                           ------

Net Increase in Net Assets From Operations                                 $1,225
                                                                           ------

(a)  Rounds to less than one.




See notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                             Year ended August 31
                                                            ----------------------
INCREASE (DECREASE) IN NET ASSETS                            1995(a)        1994
Operations:
Net investment income                                       $    990     $    856
Net realized loss                                                (92)        (236)
Net unrealized appreciation (depreciation)                       327         (442)
                                                            --------     --------
    Net Increase from Operations                               1,225          178
Distributions:
From net investment income - Class A                            (696)        (609)
From net investment income - Class B                            (194)        (102)
From net investment income - Class C                             (12)
                                                            --------     --------
                                                                 323         (533)
                                                            --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                             2,569       15,991
Value of distributions reinvested - Class A                      416          356
Cost of shares repurchased - Class A                          (9,448)      (7,590)
                                                            --------     --------
                                                              (6,463)       8,757
                                                            --------     --------
Receipts for shares sold - Class B                             2,509        4,317
Value of distributions reinvested - Class B                       98           55
Cost of shares repurchased - Class B                          (2,898)      (1,793)
                                                            --------     --------
                                                                (291)       2,579
                                                            --------     --------
Receipts for shares sold - Class C                               390
Value of distributions reinvested - Class C                        6
Cost of shares repurchased - Class C                             (22)
                                                            --------     --------
                                                                 374
                                                            --------     --------
    Net Increase (Decrease) from Fund Share Transactions      (6,380)      11,336
                                                            --------     --------
        Total Increase (Decrease)                             (6,057)      10,803
NET ASSETS
Beginning of period                                           20,344        9,541
                                                            --------     --------
End of period (including undistributed net investment
  income of $8 and $51, respectively)                       $ 14,287     $ 20,344
                                                            --------     --------

NUMBER OF FUND SHARES
Sold - Class A                                                   265        1,620
Issued for distributions reinvested - Class A                     43           36
Repurchased - Class A                                           (972)        (775)
                                                            --------     --------
                                                                (664)         881
                                                            --------     --------
Sold - Class B                                                   260          441
Issued for distributions reinvested - Class B                     10            6
Repurchased - Class B                                           (299)        (183)
                                                            --------     --------
                                                                 (29)         264
                                                            --------     --------
Sold - Class C                                                    40
Issued for distributions reinvested - Class C                      1
Repurchased - Class C                                             (2)
                                                            --------     --------
                                                                  39
                                                            --------     --------

(a)  Class C shares were initially offered on January 4, 1995.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: Colonial Adjustable Rate U.S. Government Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class
C. Class A shares are sold with a front end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a continuing annual distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased or sold.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized service fees for Class A, Class B and Class C shares and the annualized distribution fees for Class B and Class C shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES - CONT.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, market discount is not accreted. Effective September 1, 1994, the Fund elected to amortize premium for book purposes. Premium is amortized against interest income over the life of a security with a corresponding decrease in the cost basis. The cumulative effect of the change, $100,819, which was recorded through an adjustment to beginning of year undistributed income and realized and unrealized gain/loss, had no effect on the Fund's financial position or results of operations. The current year impact of the change resulted in a increase in undistributed income and an increase in unrealized depreciation of $3,075.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $80,957 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc., (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended August 31, 1995, the Distributor retained net underwriting discounts of $1,109 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $45,768 and none, on Class B and Class C shares, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% and 0.15% annually, of the average net assets attributable to Class B and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended August 31, 1995, purchases and sales of investments, other than short-term obligations, were $5,919,429 and $11,433,182, respectively.

Unrealized appreciation (depreciation) at August 31, 1995, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                                 $ 38,236
        Gross unrealized depreciation                                  (99,822)
                                                                      --------
                Net unrealized depreciation                           $(61,586)
                                                                      --------

CAPITAL LOSS CARRYFORWARDS: At August 31, 1995, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                          Year of                      Capital loss
                        expiration                     carryforward
                        ----------                     ------------
                        2003............                   $84,000
                                                           -------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 4. RESULTS OF SPECIAL SHAREHOLDERS MEETING (unaudited)
--------------------------------------------------------------------------------

On February 15, 1995, a special meeting of shareholders was held and a new Management Agreement between the Trust, with respect to the Fund, and Colonial Management Associates, Inc. was approved and became effective upon the merger of The Colonial Group, Inc. with Apple Merger Corporation, a subsidiary of Liberty Financial Companies, Inc. The merger occurred on March 24, 1995. Of the shares of beneficial interest outstanding on December 9, 1994, 1,429,271 voted for the new Management Agreement and 25,459 abstained, and 2,644 were broker non-votes.

NOTE 5. STATE TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

An average of 7% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 16% of the Fund's distributions (13% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                       Year ended August 31
                                                         --------------------------------------------------
                                                                               1995
                                                         Class A             Class B                Class C  (b)
                                                         -------             -------                -------
Net asset value -
  Beginning of period                                    $ 9.670             $ 9.670                $ 9.550
                                                         -------             -------                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                  0.514               0.451                  0.334
Net realized and
unrealized gain (loss)                                     0.152               0.152                  0.280
                                                         -------             -------                -------
  Total from Investment
    Operations                                             0.666               0.603                  0.614
                                                         -------             -------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.486)             (0.423)                (0.314)
In excess of net investment income                           --                  --                     --
From net realized gains                                      --                  --                     --
                                                         -------             -------                -------
Total Distributions
  Declared to Shareholders                                (0.486)             (0.423)                (0.314)
                                                         -------             -------                -------
Net asset value -
  End of Period                                          $ 9.850             $ 9.850                $ 9.850
                                                         -------             -------                -------
Total return (c)(d)                                         7.08 %              6.39 %                 6.50 %(e)
                                                         -------             -------                -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                    0.50 %              1.15 %                 0.70 %(f)
Net investment income                                       5.50 %              4.85 %                 5.30 %(f)
Fees and expenses waived
  or borne by the Adviser                                   1.14 %              1.14 %                 1.14 %
Portfolio turnover                                            36 %                36 %                   36 %
Net assets at end
of period (000)                                          $ 9,934             $ 3,968                $   385

(a)  Net of fees and expenses waived or borne by
     the Adviser which amounted to...................    $ 0.107             $ 0.107                $ 0.107
(b)  Class C shares were initially offered on January 4, 1995.  Per share amounts reflect activity from that date.
(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.




                        FINANCIAL HIGHLIGHTS - CONTINUED


                                                                           Year ended August 31
                                                       ---------------------------------------------------------
                                                               1994                             1993(b)
                                                       Class A      Class B          Class A             Class B(c)
                                                       -------      -------          -------             -------
Net asset value -
  Beginning of period                                  $ 9.950      $ 9.950          $10.000             $ 9.940
                                                       -------      -------          -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                 0.473        0.409            0.434               0.237
Net realized and
unrealized gain (loss)                                  (0.356)      (0.356)          (0.061)             (0.003)
                                                       -------      -------          -------             -------
  Total from Investment
    Operations                                           0.117        0.053            0.373               0.234
                                                       -------      -------          -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.397)      (0.333)          (0.406)             (0.215)
In excess of net investment income                         --           --            (0.015)             (0.008)
From net realized gains                                    --           --            (0.002)             (0.001)
                                                       -------      -------          -------             -------
Total Distributions
  Declared to Shareholders                              (0.397)      (0.333)          (0.423)             (0.224)
                                                       -------      -------          -------             -------
Net asset value -
  End of Period                                        $ 9.670      $ 9.670          $ 9.950             $ 9.950
                                                       -------      -------          -------             -------
Total return(d)(e)                                        1.20 %       0.55 %           3.82 %(f)           2.38 %(f)
                                                       -------      -------          -------             -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.50 %       1.15 %           0.50 %(g)           1.15 %(g)
Net investment income                                     4.84 %       4.19 %           4.70 %(g)           4.05 %(g)
Fees and expenses waived
  or borne by the Adviser                                 1.16 %       1.16 %           1.68 %(g)           1.68 %(g)
Portfolio turnover                                          69 %         69 %             25 %(g)             25 %(g)
Net assets at end
of period (000)                                        $16,168      $ 4,176          $ 7,866             $ 1,675


(a)  Net of fees and expenses waived or borne by
     the Adviser which amounted to.................    $ 0.114      $ 0.114          $ 0.155             $ 0.092
(b)  The Fund commenced investment operations on October 1, 1992.  Per share amounts reflect activity from that date.
(c)  Class B shares were initially offered on February 1, 1993.  Per share amounts reflect activity from that date.
(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.



                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                  COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Adjustable Rate U. S. Government Fund (a series of Colonial Trust II) at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
--------------------
PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1995

                        COLONIAL TRUST II

      Cross Reference Sheet (Colonial U.S. Government Fund)



Item Number of Form N-1A      Statement of Additional Information
Location or Caption

Part B

 10.                          Cover Page

 11.                          Table of Contents

 12.                          Not Applicable

 13.                          Investment Objective and Policies;
                              Fundamental Investment Policies;
                              Other Investment Policies;
                              Portfolio Turnover; Miscellaneous
                              Investment Practices

 14.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 15.                          Fund Charges and Expenses

 16.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 17.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 18.                          Shareholder Meetings

 19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                              Programs/Investor Services;
                              Programs for Reducing or
                              Eliminating Sales Charge; How to
                              Sell Shares; How to Exchange Shares

 20.                          Taxes

 21.                          Fund Charges and Expenses;
                              Management of the Colonial Funds

 22.                          Fund Charges and Expenses;
                              Investment Performance; Performance
                              Measures

 23.                          Independent Accountants

                          COLONIAL U.S. GOVERNMENT FUND
                       Statement of Additional Information

                                December 29, 1995



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial U.S. Government Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated December 29, 1995. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

      Part 1                                                            Page

      Definitions                                                         b
      Investment Objective and Policies                                   b
      Fundamental Investment Policies                                     b
      Other Investment Policies                                           c
      Portfolio Turnover                                                  c
      Fund Charges and Expenses                                           c
      Investment Performance                                              e
      Custodian                                                           e
      Independent Accountants                                             f

      Part 2


      Miscellaneous Investment Practices                                  1
      Taxes                                                              10
      Management of the Colonial Funds                                   11
      Determination of Net Asset Value                                   14
      How to Buy Shares                                                  15
      Special Purchase Programs/Investor Services                        19
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions                                          21
      Shareholder Meetings                                               21
      Performance Measures                                               22
      Appendix I                                                         24
      Appendix II                                                        25


                                     Part 1
                          COLONIAL U.S. GOVERNMENT FUND
                       Statement of Additional Information

                                December 29, 1995


DEFINITIONS
         "Trust"    Colonial Trust II
         "Fund"     Colonial U.S. Government Fund

         "Adviser"  Colonial Management Associates, Inc., the Fund's investment adviser
         "CISI"     Colonial Investment Services, Inc., the Fund's distributor
         "CISC"     Colonial Investors Service Center, Inc., the Fund's
                      shareholder services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Short-Term Trading
         Forward Commitments
         Zero Coupon Securities
         Repurchase Agreements


Except as indicated below under "Fundamental Investment Policies", the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;
3.    Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Own securities of any company if the Trust knows that officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases;
5. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;
6.   Pledge more than 33% of its total assets;
7. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in securities of issuers which are restricted as to disposition;
8.   Invest in or write futures and options;
9. Invest in warrants, if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value; and
10.  The Fund will invest only in U.S. government securities which include
     (1) U.S. Treasury  bligations; (2) obligations issued or guaranteed by
     U.S. government agencies and instrumentalities (Agencies) which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of the Agencies or (d) the credit of the Agencies; (3) real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and other mortgage-backed securities issued or guaranteed by an Agency;(4) "when-issued" commitments relating to the foregoing; and (5) repurchase agreements (Repos) collateralized by U.S. government securities.

Weighted Average Life
Under normal circumstances, the weighted average life of the Fund's portfolio will not exceed ten years. "Weighted average life" is the weighted average of the expected time to repayment of principal and interest on the Fund's portfolio securities, taking into account maturity and anticipated prepayments.

PORTFOLIO TURNOVER

                         1995             1994
                         ----             ----
                         140%             291%


FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $500 million and 0.50% of any excess over $1.5 billion (subject to such reductions as the Adviser may agree to periodically).


Recent Fees Paid to the  Adviser, CISI and CISC (dollars in thousands)


                                             Years  ended August 31
                                       1995              1994            1993
                                       ----              ----            ----
   Management fee                     $9,630           $11,116         $11,120
   Bookkeeping fee                       525               587             588
   Shareholder service and
     transfer agent fee                3,588             3,969           3,581
   12b-1 fees:
     Service fee                       4,117             4,814           4,834
     Distribution fee (Class B only)   5,595             7,106           5,441


Brokerage Commissions

The Fund did not pay any brokerage commissions during the fiscal years ended August 31, 1995, 1994 and 1993.


Trustees Fees

For the fiscal year ended August 31, 1995, and the calendar year ended
December 31, 1994, the Trustees received the following compensation for serving as Trustees:



                                                          Total Compensation
                         Aggregate   Pension or             From Trust and
                       Compensation  Retirement              Fund Complex
                        From Fund     Benefits  Estimated     Paid to the
                         For The     Accrued As   Annual    Trustees For The
                       Fiscal Year    Part of    Benefits    Calendar Year
                          Ended         Fund       Upon          Ended
Trustee              August 31, 1995   Expense  Retirement December 31, 1994(b)
-------              ---------------   -------  ---------- --------------------
Robert J. Birnbaum(f)    $3,834          $0         $0         $      0
Tom Bleasdale             8,447(a)        0          0          101,000 (c)
Lora S. Collins           8,963           0          0           95,000
James E. Grinnell(f)      3,836           0          0                0
William D. Ireland, Jr.   9,263           0          0          110,000
Richard W. Lowry(f)       3,833           0          0                0
William E. Mayer          7,787           0          0           89,752
John A. McNeice, Jr.          0           0          0                0
James L. Moody, Jr.       9,117(d)        0          0          109,000
John J. Neuhauser         7,862           0          0           95,000
George L. Shinn           9,766           0          0          112,000
Robert L. Sullivan        8,629           0          0          104,561
Sinclair Weeks, Jr.       9,608           0          0          116,000



(a)  Includes $4,135 payable in later years as deferred compensation.
(b) At December 31, 1994, the Colonial Funds complex consisted of 31 open-end and 5 closed-end management investment company portfolios.
(c)  Includes $49,000 payable in later years as deferred compensation.
(d)  Includes $6,033 payable in later years as deferred compensation.



The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund, The Charles Allmon Trust, Inc., Liberty Financial Trust and LFC Utilities Trust (Liberty Funds) for service during the calendar year ended December 31, 1994:



                        Pension or
                        Retirement     Estimated       Total Compensation
                         Benefits        Annual        From Liberty Funds
                        Accrued As      Benefits        For The Calendar
                         Part of          Upon             Year Ended
Trustee                Fund Expense    Retirement      December 31, 1994(e)
-------                ------------    ----------      --------------------
Robert J. Birnbaum(f)       $0             $0                $     0
James E. Grinnell(f)         0              0                 31,032
Richard W. Lowry(f)          0              0                 31,282



(e) At December 31, 1994, Liberty Financial Trust and LFC Utilities Trust were advised by Stein Roe & Farnham Incorporated (Stein Roe) and Liberty All-Star Equity Fund and The Charles Allmon Trust, Inc. are advised by Liberty Asset Management Company (LAMCO). Stein Roe and LAMCO are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser). On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust
      VII) were merged into existing Colonial funds and a fifth was merged into a new portfolio of Colonial Trust III.
(f)   Elected as trustee of the Colonial Funds complex on April 21, 1995.


Ownership of the Fund

At November 30, 1995, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.



At November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Attn: Book Entry, 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, FL 32216 owned 7.04% of the Fund's outstanding Class B shares.



At November 30, 1995, there were 54,033 Class A and 29,195 Class B record holders of the Fund.


Sales Charges (dollars in thousands)

                                                 Class A Shares
                                              Years ended August 31
                                           1995         1994       1993
                                           ----         ----       ----
Aggregate initial sales charges
   on Fund share sales                      $476       $1,552     $9,348
Initial sales charges retained by CISI        56          184      1,048



                                                 Class B Shares
                                              Years ended August 31
                                           1995         1994       1993
                                           ----         ----       ----
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions
  retained by CISI                        $4,044       $3,774     $1,292


12b-1 Plans, CDSCs and Conversion of Shares

The Fund offers three classes of shares - Class A, Class B and Class D. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans (Plans) pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI a service fee at an annual rate of 0.25% of average net assets attributed to each Class of shares and a distribution fee at an annual rate of 0.75% of average net assets attributed to Class B and Class D shares. CISI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.



The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that they might be construed to be indirectly financing the distribution of Fund shares.



The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are not interested persons is effected by such non-interested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class D shares are offered at net asset value plus a 1.00% initial sales charge and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions on or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. .



Sales-related expenses (for the fiscal year ended August 31, 1995), (in thousands) of CISI relating to the Fund, were as follows:



                                                 Class A Shares  Class B Shares
     Fees to FSFs                                  $ 1,954          $50,027
     Cost of sales material relating to the Fund
       (including printing and mailing expenses)        54               58
     Allocated travel, entertainment and other
        promotional (including advertising)            102              120


INVESTMENT PERFORMANCE

The Fund's Class A and Class B yields for the month ended August 31, 1995, were 5.86% and 5.40%, respectively.



The Fund's average annual total returns at August 31, 1995, were:


                                                 Class A Shares
                                                               Since inception
                                       1 year       5 years    October 31, 1987
                                       ------       -------    ----------------
       With sales charge of 4.75%       3.70%        5.79%          7.08%
       Without sales charge             8.88%        6.82%          7.74%



                                                 Class B Shares

                                                             Since inception
                                          1 year              June 8, 1992
                                          ------              ------------
       With CDSC of 5.00%                  3.07%                  3.58%
       Without CDSC                        8.07%                  4.38%



The Fund's Class A and Class B distribution rates at August 31, 1995, which are based on the most recent month's distributions and the maximum offering price (net asset value for Class B) at the end of the month, were 5.94% and 5.49%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus has been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing on pages 6 to 20 of the August 31, 1995 Annual Report are incorporated in this SAI by reference.

                                INVESTMENT PORTFOLIO
                           AUGUST 31, 1995 (IN THOUSANDS)


U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 106.3%                                 PAR                 VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 93.3%
                       MATURITIES
   COUPON               FROM/TO
------------           ---------
Federal Home Loan Bank:
      8.300%            01/26/98                  $  3,000             $  3,031
                                                                       --------
Federal Home Loan Mortgage Corp.:
      7.500%                2016                     1,494                1,492
      8.000%           2003-2011                    22,250               22,761
      8.260%                1998                     3,000                3,026
      8.500%           2007-2017                     5,687                5,884
      8.750%           2005-2013                     2,290                2,352
      9.000%           2001-2018                     9,395                9,812
      9.250%           2008-2016                     7,490                7,773
      9.500%           2005-2016                     2,957                3,123
      9.750%                2016                       132                  138
     10.000%                2019                     3,638                3,933
     10.250%           2009-2016                       690                  742
     10.500%           2009-2021                     4,286                4,686
     11.250%           2005-2016                     4,148                4,548
     12.000%                2014                         2                    2
                                                                       --------
                                                                         70,272
                                                                       --------
Federal National Mortgage Association:
      6.000%           2023-2025 (a)                46,288               43,423
      6.500%           2007-2025 (a)               502,165              490,590
      7.000%           2007-2025 (a)               112,898              112,339
      7.500%           2006-2025 (a)               236,304              237,111
      8.000%           2008-2009                     4,093                4,213
      8.250%                2008                     1,299                1,325
      8.500%           2008-2017                    11,845               12,341
      9.000%           2002-2021                    35,896               37,562
      9.500%           2009-2021                     3,432                3,613
     10.000%           2001-2006                    17,198               18,031
     10.500%           2010-2016                     7,239                7,947
     11.000%           2015-2020                    18,638               20,676
                                                                       --------
                                                                        989,171
                                                                       --------

Government National Mortgage Association:
      6.500%           2023-2024                     8,638                8,279
      7.000%           2023-2025 (a)                72,202               70,961
      7.500%           2007-2024                    72,871               73,532
      8.000%           2017-2025                    14,731               14,994
      8.500%           2017-2026                     9,955               10,270
      8.750%           2021-2022                     5,794                6,023

                      Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------

                       MATURITIES
   COUPON               FROM/TO
------------           ----------
      8.850%           2018-2020                  $  7,728           $    8,025
      9.000%           2008-2022                    43,303               45,310
      9.250%           2016-2022                    20,746               21,615
      9.500%           2009-2025                   200,207              215,101
     10.000%           1998-2024                     7,823                8,232
     10.250%                2018                       318                  346
     10.500%           1998-2020                    18,954               20,810
     10.625%                2010                       106                  116
     10.750%                2024                     2,438                2,524
     11.000%           2009-2021                    21,391               23,812
     11.250%                2015                       166                  183
     11.500%           2010-2021                    31,176               35,126
     11.750%           2013-2015                       430                  475
     12.000%           2011-2019                    30,724               34,573
     12.250%           2013-2015                     1,309                1,459
     12.500%           2010-2015                    20,861               23,541
     12.750%           2013-2014                       155                  171
     13.000%           2011-2016                     6,828                7,649
     13.500%           2010-2015                     4,826                5,393
     14.000%           2011-2014                       216                  241
     14.500%                2012                        78                   88
     15.000%           2011-2012                       140                  159
                                                                     ----------
                                                                        639,008
                                                                     ----------

U.S. Small Business Administration:
      7.600%             01/01/12                    4,474                4,588
      8.200%             10/01/11                    4,378                4,637
      8.250%             11/01/11                    8,422                8,922
      8.650%             11/01/14                    5,921                6,380
      8.850%             08/01/11                    1,693                1,830
      9.150%             07/01/11                    4,070                4,440
      9.450%             08/01/10                    1,501                1,647
      9.500%             04/01/10                    3,087                3,396
      9.650%             05/01/10                    2,103                2,333
                                                                     ----------
                                                                         38,173
                                                                     ----------

TOTAL GOVERNMENT AGENCIES (cost of $1,723,756)                        1,739,655
                                                                     ----------

GOVERNMENT OBLIGATIONS - 13.0%
U.S. Treasury bonds,
      6.875%             08/15/25(b)                 6,615                6,798
                                                                     ----------

U.S. Treasury notes:
      5.750%             08/15/03(b)                99,092               95,732
      6.500%             08/15/05(b)                52,000               52,796
      6.875%             03/31/00(b)                34,902               35,971
      7.500%             02/15/05(b)                47,600               51,453
                                                                     ----------
                                                                        235,952
                                                                     ----------

                    Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - CONT.                                             PAR           VALUE
-------------------------------------------------------------------------------------
TOTAL GOVERNMENT OBLIGATIONS (cost of $239,683)                            $  242,750
                                                                           ----------

TOTAL INVESTMENTS (cost of $1,963,439)                                      1,982,405
                                                                           ----------

SHORT-TERM OBLIGATIONS (b) - 24.1%
--------------------------------------------------------------------------------
Repurchase agreement with Bankers Trust Securities
Corp. dated 8/31/95, due 9/01/95 at 5.800%, collateralized
by U.S. Treasury notes maturing in 1998, market
value $45,989 (repurchase proceeds $45,007)                    45,000          45,000

Repurchase agreement with Chase Securities, Inc.,
dated 8/31/95, due 9/01/95 at 5.820% collateralized by
U.S. Treasury bills and notes with various maturities to
1997, market value $413,878 (repurchase proceeds
$405,199)                                                     405,134         405,134
                                                                           ----------

TOTAL SHORT-TERM OBLIGATIONS                                                  450,134
                                                                           ==========

OTHER ASSETS & LIABILITIES, NET - (30.4%)                                    (567,293)
-------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                        $1,865,246
                                                                           ==========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) These securities, which are held in a segregated account, along with the repurchase agreements, have a total market value of $692,884 and are being used to collateralize the delayed delivery purchases indicated in note (a) above.
(c)  Cost for federal income tax purposes is $1,963,551.




See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 1995


(in thousands except for per share amounts and footnote)

ASSETS
Investments at value (cost $1,963,439)                           $1,982,405
Short-term obligations                                              450,134
                                                                 ----------
                                                                  2,432,539
Receivable for:
  Investments sold                                   $ 49,823
  Interest                                             10,733
  Fund shares sold                                        427
Other                                                     821        61,804
                                                     --------    ----------
    Total Assets                                                  2,494,343

LIABILITIES
Payable for:
  Investments purchased                               616,103
  Distributions                                         9,369
  Fund shares repurchased                               3,157
Accrued:
  Deferred Trustees fees                                    8
                                                          460
                                                     --------
    Total Liabilities                                               629,097
                                                                 ----------

NET ASSETS                                                       $1,865,246
                                                                 ----------
Net asset value & redemption price per share -
Class A ($1,163,975/177,573)                                          $6.55
                                                                 ==========
Maximum offering price per share - Class A
($6.55/0.9525)                                                        $6.88 (a)
                                                                 ----------
Net asset value & offering price per share -
Class B ($701,271/106,985)                                            $6.55 (b)
                                                                 ----------

COMPOSITION OF NET ASSETS
Capital paid in                                                  $1,963,241
Overdistributed net investment income                                  (658)
Accumulated net realized loss                                      (116,303)
Net unrealized appreciation                                          18,966
                                                                 ----------
                                                                 $1,865,246
                                                                 ==========

(a)   On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995



(in thousands)

INVESTMENT INCOME
Interest                                                                     $137,263
Dollar roll fee income                                                          6,256
                                                                             --------
                                                                              143,519

EXPENSES
Management fee                                                 $  9,630
Service fee                                                       4,117
Distribution fee - Class B                                        5,595
Transfer agent                                                    3,588
Bookkeeping fee                                                     525
Trustees fee                                                         84
Custodian fee                                                       226
Custodian credits earned                                             (8)
Audit fee                                                            78
Legal fee                                                            17
Registration fee                                                     50
Reports to shareholders                                              24
Other                                                               128        24,054
                                                               --------      --------
       Net Investment Income                                                  119,465



NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                               (55,099)
Net unrealized appreciation during
  the period                                                     74,212
                                                               --------
         Net Gain                                                              19,113
                                                                             ========

Net Increase in Net Assets From Operations                                   $138,578
                                                                             ========





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year ended
(in thousands)                                                       August 31
                                                             ------------------------
INCREASE (DECREASE) IN NET ASSETS                                1995          1994
Operations:
Net investment income                                        $  119,465    $  150,500
Net realized loss                                               (55,099)      (96,561)
Net unrealized appreciation (depreciation)                       74,212       (73,750)
                                                             ----------    ----------
    Net Increase (Decrease) from Operations                     138,578       (19,811)
Distributions:
From net investment income - Class A                            (59,237)      (59,838)
From capital paid in - Class A                                     --          (3,498)
From net investment income - Class B                            (43,146)      (50,284)
From capital paid in - Class B                                     --          (2,940)
                                                             ----------    ----------
                                                                 36,195      (136,371)
                                                             ----------    ----------
Fund Share Transactions:
Receipts for shares sold - Class A                               23,802       156,635
Receipts for shares issued in the merger with
   Liberty Financial U.S. Government Securities Fund            657,855
Value of distributions reinvested - Class A                      32,004        35,774
Cost of shares repurchased - Class A                           (331,156)     (566,219)
                                                             ----------    ----------
                                                                382,505      (373,810)
                                                             ----------    ----------
Receipts for shares sold - Class B                               24,592       160,818
Value of distributions reinvested - Class B                      23,538        29,049
Cost of shares repurchased - Class B                           (195,780)     (264,656)
                                                             ----------    ----------
                                                               (147,650)      (74,789)
                                                             ----------    ----------
  Net Increase (Decrease) from Fund Share Transactions          234,855      (448,599)
                                                             ----------    ----------
        Total Increase (Decrease)                               271,050      (584,970)

NET ASSETS
Beginning of period                                           1,594,196     2,179,166
                                                             ----------    ----------
End of period (net of overdistributed
  net investment income of $658 and
  $7,986, respectively)                                      $1,865,246    $1,594,196
                                                             ==========    ==========

NUMBER OF FUND SHARES
Sold - Class A                                                    3,736        23,127
Issued in the merger with Liberty Financial
  U.S. Government Securities Fund                               102,622
Issued for distributions reinvested - Class A                     4,983         5,368
Repurchased - Class A                                           (51,715)      (85,108)
                                                             ----------    ----------
                                                                 59,626       (56,613)
                                                             ----------    ----------
Sold - Class B                                                    3,844        23,779
Issued for distributions reinvested - Class B                     3,685         4,369
Repurchased - Class B                                           (30,739)      (39,973)
                                                             ----------    ----------
                                                                (23,210)      (11,825)
                                                             ----------    ----------


See notes to financial statements.

                            STATEMENT OF CASH FLOWS



(in thousands)                                                 Year ended August 31
                                                           ----------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                          $    140,960
Dollar roll fee income received                                   7,574
Operating expenses paid                                         (24,382)
                                                           ------------
    Net cash provided by operating activities                                 $ 124,152

Cash flows from investing activities:
Purchases of securities and short-term obligations           (5,735,314)
Proceeds from sales of securities and short-term              6,136,739
  obligations                                              ------------
    Net cash provided by investing activities                                   401,425
                                                                              ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                          525,577

Cash flows from financing activities:
Proceeds from shares sold                                        48,511
Cost of shares repurchased                                     (528,595)
Cash dividends paid                                             (45,493)
                                                           ------------
    Net cash used by financing activities                                      (525,577)
                                                                              ---------
Net change in cash                                                                    0
Cash - beginning of period                                                            0
                                                                              ---------
Cash - end of period                                                          $       0
                                                                              =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                            $ 138,578
Decrease in investments                                    $    352,184
Decrease in interest and fees receivable                          8,595
Increase in receivable
  from investments securities sold                              (48,466)
Increase in payable for
  investment securities purchased                                76,135
Decrease in other assets                                         (1,106)
Decrease in accrued expenses and liabilities                       (343)
                                                           ------------
    Total                                                                       386,999
                                                                              =========
Net cash provided by operating
  and investing activities                                                    $ 525,577
                                                                              =========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial U.S. Government Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold, or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

                Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments as of August 31, 1995.

The merger with Liberty Financial U.S. Government Securities Fund was a non-cash financing activity.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryovers. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

           Average Net Assets                           Annual Fee Rate
           ------------------                           ---------------
           First $1 billion...........................       0.60%
           Next $500 million..........................       0.55%
           Over $1.5 billion..........................       0.50%

Prior to July 1, 1995, average net assets over $1 billion and under $2 billion had an annual fee rate of 0.55%.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

           Average Net Assets                           Annual Fee Rate
           ------------------                           ---------------
           First $50 million..........................      No charge
           Next $950 million..........................       0.035%
           Next $1 billion............................       0.025%
           Next $1 billion............................       0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended August 31, 1995, the Distributor retained net underwriting discounts of $54,789 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,043,657 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended August 31, 1995, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $2,017,952,911 and $2,594,029,145, respectively.

Unrealized appreciation (depreciation) at August 31, 1995, based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation                   $ 29,712,143
           Gross unrealized depreciation                    (10,858,055)
                                                           ------------
             Net unrealized appreciation                   $ 18,854,088
                                                           ============

Information regarding dollar roll transactions that are other than normal settlement are as follows:

    Maximum amount outstanding during the period           $281,250,215
    Average amount outstanding during the period           $249,017,072
    Amount outstanding at August 31, 1995                  $235,024,063

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended August 31, 1995.

CAPITAL LOSS CARRYFORWARDS:   At August 31, 1995, capital loss carryforwards
available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                                   Capital loss
                expiration                                 carryforward
           -------------------                             ------------
           1996...............                             $  6,713,000
           1997...............                                2,528,000
           1998...............                                  706,000
           1999...............                                2,970,000
           2000...............                                5,878,000
           2001...............                               29,729,000
           2002...............                                7,249,000
           2003...............                               67,291,000
                                                           ------------
                                                           $123,064,000
                                                           ============

Of the loss carryforward expiring in 1996, $722,000 was acquired in the merger with Colonial Government Mortgage Trust. Of the loss carryforwards expiring in 1996, 1997, 1998, 1999, 2000, 2001, and 2002, $67,000, $25,000, $130,000, and
$1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and $5,925,000, $2,439,000, none, $938,000,
$5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability may be limited in a given year.

                 Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 4.  MERGER INFORMATION
--------------------------------------------------------------------------------
On March 24, 1995, Liberty Financial U.S. Government Securities Fund (LFUSGSF) was merged into the Fund by a non-taxable exchange of 102,621,829 shares of the Fund (valued at $657,854,682) for the 74,665,826 of LFUSGSF shares then outstanding. The assets of LFUSGSF acquired included unrealized depreciation of $10,937,427. The aggregate net assets of the Fund and LFUSGSF immediately after the merger were $2,014,746,627.

NOTE 5.  RESULTS OF SPECIAL SHAREHOLDERS MEETING (unaudited)
--------------------------------------------------------------------------------
On February 15, 1995, a special meeting of shareholders was held and a new Management Agreement between the Trust, with respect to the Fund, and Colonial Management Associates, Inc. was approved and became effective upon the merger of The Colonial Group, Inc. with Apple Merger Corporation, a subsidiary of Liberty Financial Companies, Inc. The merger occured on March 24, 1995. Of the shares of beneficial interest outstanding on December 9, 1994, 147,129,945 voted for the new Management Agreement, 1,721,803 voted against, 7,488,077 abstained, and 596,027 were broker non-votes.

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:



                                                                Year ended August 31
                                                 -------------------------------------------------
                                                         1995                        1994
                                                 Class A      Class B      Class A         Class B
                                                 -------      -------      -------         -------
Net asset value -
   Beginning of period                           $ 6.420      $ 6.420      $ 6.880         $ 6.880
                                                 -------      -------      -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.447        0.399         0.415          0.365
Net realized and
unrealized gain (loss)                             0.100        0.100        (0.452)        (0.452)
                                                 -------      -------      -------         -------
   Total from Investment
      Operations                                   0.547        0.499        (0.037)        (0.087)
                                                 -------      -------      -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.417)      (0.369)       (0.400)        (0.352)
From capital paid in                                --           --          (0.023)        (0.021)
                                                 -------      -------      -------         -------
Total Distributions
   Declared to Shareholders                       (0.417)      (0.369)       (0.423)        (0.373)
Net asset value -
   End of period                                 $ 6.550      $ 6.550       $ 6.420        $ 6.420
                                                 -------      -------      -------         -------
Total return (c)                                    8.88%        8.07%        (0.53%)        (1.28%)
                                                 -------      -------      -------         -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.11%        1.86%         1.11%          1.86%
Net investment income                               7.51%        6.76%         8.14%          7.39%
Portfolio turnover                                   140%         140%          291%           291%
Net assets at end
of period (in millions)                          $ 1,164      $   701       $   758        $   836

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e)  Annualized.

                                                                           Year ended August 31
                                                 ----------------------------------------------------------------------
                                                         1993                        1992                        1991
                                                 Class A      Class B      Class A         Class B    (a)       Class A
                                                 -------      -------      -------         -------              -------
Net asset value -
   Beginning of period                           $ 6.980      $ 6.980      $ 7.020         $ 6.950              $ 6.950
                                                 -------      -------      -------         -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.541        0.490        0.614           0.122                0.699
Net realized and
unrealized gain (loss)                            (0.130)      (0.130)      (0.043)          0.029                0.069
                                                 -------      -------      -------         -------              -------
   Total from Investment
      Operations                                   0.411        0.360        0.571           0.151                0.768
                                                 -------      -------      -------         -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.511)      (0.460)      (0.611)         (0.121)              (0.698)
From capital paid in                                --           --           --              --                   --
                                                 -------      -------      -------         -------              -------
Total Distributions
   Declared to Shareholders                       (0.511)      (0.460)      (0.611) (b)     (0.121) (b)          (0.698)
                                                 -------      -------      -------         -------              -------
Net asset value -
   End of period                                 $ 6.880      $ 6.880      $ 6.980         $ 6.980              $ 7.020
                                                 -------      -------      -------         -------              -------
Total return (c)                                    6.15%        5.36%        8.46%           2.19% (d)           11.54%
                                                 -------      -------      -------         -------              -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.10%        1.85%        1.09%           1.84% (e)            1.16%
Net investment income                               7.85%        7.10%        8.55%           7.80% (e)            9.68%
Portfolio turnover                                   162%         162%         132%            132%                 129%
Net assets at end
of period (in millions)                          $ 1,202      $   978      $ 1,102         $   343              $   444


--------------------------------------------------------------------------------
State Tax Information (unaudited)
An average of 23% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 41% of the Fund's distributions (32% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes, and bills.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
  COLONIAL U.S. GOVERNMENT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Government Fund (a series of Colonial Trust II) at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1995 by correspondence with the custodian, and brokers, and the application of alternative auditing procedures when confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
--------------------
PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1995


Part C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

       (a)     Financial Statements:

               Included in Part A

               Summary of expenses

               The Fund's financial history

               Included in Part B

               Colonial Government Money Market Fund (CGMMF)

               Investment portfolio, August 31, 1995
               Statement of assets and liabilities, August 31, 1995 Statement of operations, Year ended August 31, 1995 Statement of changes in net assets, Years ended
               August 31, 1995 and 1994
               Notes to Financial Statements
               Financial Highlights
               Report of Independent Accountants

               Colonial U.S. Government Fund (CUSGF)

               Investment portfolio, August 31, 1995
               Statement of assets and liabilities, August 31, 1995 Statement of operations, Year ended August 31, 1995 Statement of changes in net assets, Years ended
               August 31, 1995 and 1994
               Notes to Financial Statements
               Financial Highlights
               Report of Independent Accountants

               Colonial Adjustable Rate U.S. Government Fund (CARUSGF)


               Investment Portfolio, August 31, 1995
               Statement of assets and liabilities, August 31, 1995 Statement of operations, Year ended August 31, 1995 Statement of changes in net assets, Years ended
               August 31, 1995 and 1994
               Notes to Financial Statements
               Financial Highlights
               Report of Independent Accountants
          (b)  Exhibits:

               1.        Amendment No. 5 to the Agreement and Declaration
                         Trust (c)

               2.        By-Laws as amended 10/9/92 (f)

               3.        Not Applicable

               4.        Not Applicable

               4.(i)     Form of Specimen Share Certificate
                         (CARUSGF, CUSGF) (c)


               5.(i)     Form of Management Agreement (CGMM)


               5.(ii)    Form  of  Management  Agreement (CUSGF)

               5.(ii)(a) Amendment No. 1 to Management Agreement (CUSGF)

               5.(iii)   Form of Management Agreement (CARUSGF)

               6.(i)(b) Form of Distributor's Contract (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 40 to the Registration Statement of Colonial Trust IV, Registration
                         Nos. 2-62492 and 811-2865 filed with the Commission on July 27, 1995

               6.(ii) Form of Selling Agreement (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 87 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on February 15, 1994)

               6.(iii) Investment Account Application (incorporated by reference from Prospectus)

               6.(iv) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6.(c) to Post Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               6.(v) Mutual Fund Agreement between NCNB Securities, Inc. and Colonial Investment Services (incorporated herein by reference to Exhibit 6(f) to Post-Effective Amendment No. 23 to the Registration Statement of Colonial Massachusetts Tax-Exempt Trust, Registration Nos. 33-12109 and 811-5030, filed with the Commission on May 11, 1989)

               6.(vi) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6.(e) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11,
                         1994)

               7.        Not Applicable

               8. Form of Custody Agreement with Boston Safe Deposit and Trust Company (h)

               9.(i) Form of Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 9(i)(d) to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on March 3, 1992)

               9.(ii) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Colonial Management Associates, Inc. and Citadel Service Company, Inc. (incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial
                         Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               10.       Opinion and Consent of Counsel (CGMMF)(a)

               10.(i) Opinion and Consent of Counsel (incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement of Colonial U.S. Government Trust, Registration
                         Nos. 33-16255 and 811-5268, filed with the Commission on September 28, 1987) (CUSGF)

               11.       Consent of Independent Accountants

               12.       Not Applicable

               13.       Not Applicable

               13.(i) Investment letter of Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement of Colonial U.S. Government Trust, Registration Nos. 33-16255 and 811-5268, filed with the Commission on September 28, 1987) (CUSGF)

               14.(i) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Trust Agreement (incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(ii) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Establishment Booklet (incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(iii) Form of Colonial Mutual Funds Individual Retirement Account and Application (incorporated herein by reference to Exhibit 14(c) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(iv)   Form of Colonial Mutual Funds Simplified Employee
                         Plan and Salary Reduction Simplified Employee Pension Plan (incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(v) Form of Colonial Mutual Funds 401(k) Plan Document and Trust Agreement (incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(vi) Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet (incorporated herein by reference to Exhibit 14(f) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               14.(vii) Form of Colonial Mutual Funds 401(k) Employee Reports Booklet (incorporated herein by reference to Exhibit 14(g) to Post-Effective Amendment No. 5 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 11, 1994)

               15.(i)    Form of proposed Distribution Plan adopted pursuant to
                         Section 12b-1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's Contract filed as Exhibit 6(i)(b) hereto

               16.(i)    Calculation of Performance Information (CGMMF)

               16.(ii)   Calculation of Yield (CGMMF)

               16.(iii)  Calculation of Performance Information (CUSGF)

               16.(iv)   Calculation of Yield (CUSGF)

               16.(v)    Calculation of Performance Information (CARUSGF)

               16.(vi)   Calculation of Yield (CARUSGF)

               17.(i)    Financial Data Schedule (Class A)(CGMMF)

               17.(ii)   Financial Data Schedule (Class B)(CGMMF)

               17.(iii)  Financial Data Schedule (Class D)(CGMMF)

               17.(iv)   Financial Data Schedule (Class A)(CUSGF)

               17.(v)    Financial Data Schedule (Class B)(CUSGF)

               17.(vi)   Financial Data Schedule (Class A)(CARUSGF)

               17.(vii)  Financial Data Schedule (Class B)(CARUSGF)

               17.(viii) Financial Data Schedule (Class C)(CARUSGF)

               18. Power of Attorney for: Tom Bleasdale, Lora S. Collins, William D. Ireland, Jr., William E. Mayer, John A. McNeice, Jr., James L. Moody, Jr., John J. Neuhauser, George L. Shinn, Robert L. Sullivan and
                         Sinclair Weeks, Jr. (incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 38 to the Registration Statement of Colonial Trust IV, Registration Nos. 2-62492 and 811-2865, filed with the Commission on March 11, 1994)

               18.(i) Power of Attorney for: Robert J. Birnbaum, James E. Grinnell and Richard W. Lowry (incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 18 to the Registration Statement of Colonial Trust V, Registration Nos. 33-12109 and 811- 5030, filed with the Commission on May 22, 1995)

Item 25.  Persons Controlled by or under Common Group Control with
          Registrant


          None.

Item 26.  Number of Holders of Securities

              (1)                        (2)
          Title of Class              Number of Record Holders at 11/30/95

       Shares of Beneficial Interest     3,598 Class A recordholders (CGMMF)
                                         4,230 Class B recordholders (CGMMF)
                                            15 Class D recordholders (CGMMF)
                                        54,033 Class A recordholders (CUSGF)
                                        29,195 Class B recordholders (CUSGF)
                                           127 Class A recordholders (CARUSGF)
                                           225 Class B recordholders (CARUSGF)
                                             5 Class C recordholders (CARUSGF)
Item 27.  Indemnification

          See Article VIII of Amendment No. 5 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.


Item 28.  Business and Other Connections of Investment Adviser

          The following sets forth business and other connections of
          each   director   and   officer  of  Colonial   Management
          Associates, Inc.:  (see next page)
ITEM 28.
--------

     Registrant's investment adviser, Colonial Management Associates, Inc., is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial Management Associates, Inc., is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year June 30, 1995, CASI had one institutional, corporate or other accounts under management or supervision, the market value of which was approximately $30.9 million. At June 30, 1995, Colonial Management Associates, Inc. was the investment adviser to the 36 mutual funds in the Colonial Group of Funds, the market value of which investment companies was approximately $15,913.6 million. Colonial Investment Services, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Group of Funds, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 3/1/95.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------

Archer, Joseph A.   V.P.

Berliant, Allan     V.P.

Bertelson, Lisa     V.P.

Bissonette, Michael V.P.

Boatman, Bonny E.   Dir.;
                    Sr.V.P.;
                    IPC Mbr.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;
                    Dir.

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;Pres.;  The Colonial Group, Inc.        Dir.; Pres.;
                                                                 CEO
                    CEO;IPC Mbr. Colonial Trusts I through VI    V.P.
                    Exe. Cmte.
                                 Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
Collins, Anne       V.P.

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Colonial Investment Services,
                                   Inc.                          Asst. Clerk

Cordes, Susan       V.P.

Daniszewski,        V.P.         Colonial Investment Services,
 Joseph J.                         Inc.                          V.P.


DiSilva, Linda      V.P.

Ericson, Carl C.    V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.

Evans, C. Frazier   Dir.;        Colonial Investment Services,
                    Sr.V.P.        Inc.                          Sr. V.P.

Feingold, Andrea    V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.

Finnemore,          V.P.
 Leslie W.

Gerokoulis,         V.P.         Colonial Investment Services,
 Stephen A.                        Inc.                          Sr. V.P.

Harasimowicz,       V.P.
 Stephen

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Johnson, Gordon A.  V.P.

Koonce, Michael H.  V.P.;        Colonial Trusts I through VI    Asst. Sec.
                    Asst.        Colonial High Income
                    Sec.;          Municipal Trust               Asst. Sec.
                    Asst.        Colonial InterMarket Income
                    Clerk &        Trust I                       Asst. Sec.
                    Counsel      Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Asst. Clerk
                                 The Colonial Group, Inc.        Asst. Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Asst. Clerk

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lilienfeld,         V.P.
 Jonathan

Loring, William C.  V.P.

Lydecker, Peter L.  V.P.;        Colonial Trusts I through VI    Controller
                    Asst.        Colonial High Income
                    Treasurer      Municipal Trust               Controller
                                 Colonial InterMarket Income
                                   Trust I                       Controller
                                 Colonial Intermediate High
                                   Income Fund                   Controller
                                 Colonial Investment Grade
                                   Municipal Trust               Controller
                                 Colonial Municipal Income
                                   Trust                         Controller

MacKinnon,          Dir.;
  Donald S.         Sr.V.P.

McCue, Gerard A.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

McGregor,           Dir.;        Colonial Investment Services,   Pres.; CEO;
 Jeffrey L.         Sr.V.P.        Inc.                          Dir.

McNeice, Jr.,       Chrmn.;      Boston College                  Trustee
 John A.            Dir.;        Boston College High School      Trustee
                    Exe.         Carney Hospital Foundation      Mbr. of the
                    Cmte. Chm.;                                  Carney Fund
                                 Colonial Advisory Services,     Dir.; Chm.;
                                   Inc.                          CEO & Pres.
                                 Colonial High Income            Trustee;
                                   Municipal Trust               Pres.
                                 Colonial InterMarket            Trustee;
                                   Income I                      Pres.
                                 Colonial Intermediate High      Trustee;
                                   Income Fund                   Pres.
                                 Colonial Investment Grade       Trustee;
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income       Trustee;
                                   Trust                         Pres.
                                 The Colonial Group, Inc.        Trustee;
                                                                 Pres.
                                 Colonial Trusts I through VI    Trustee;
                                                                 Pres.
                                 Colonial Investors Service      Trustee;
                                   Center, Inc.                  Pres.
                                 Nativity Preparatory School     Chm., Bd. of
                                                                 Trustees
                                 Northeastern University         Corp. Bd.
                                                                 Mbr.
                                 Wentworth Institute of          Corp. Bd.
                                   Technology                    Mbr.
                                 Colonial Investment Services,   Dir.; Chm.
                                   Inc.                          of the Bd.
                                 Board of Visitors - Peter
                                   Drucker Graduate Center       Board Member
                                 St. John's Seminary             Board Member
                                 Third Century Foundation        Trustee;
                                                                 Pres.
                                 Peter F. Drucker Foundation     Dir.
                                 United Way of Mass Bay          Board Member
                                 American Ireland Fund           Board Member
                                 Catholic Charities -
                                   Archdiocese of Boston         Board Member
                                 Liberty Financial Companies,
                                   Inc.                          Dir.

O'Neill, Charles A. Sr.V.P.;     Colonial Investment Services,
                    Dir.           Inc.                          Exec. V.P.

Peters, Helen F.    Dir.;
                    Sr.V.P.;
                    IPC Mbr.


Rao, Gita           V.P.

Rie, Daniel         Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.;      Inc.                          Sr. V.P.
                    Dir.

Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Treasurer
                    IPC Mbr.     Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VI    V.P.
                                 Colonial Investors Service      Treasurer
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO

Seibel, Sandra L.   V.P.

Shore, Janet        V.P. and     Colonial High Income
                    Compliance     Municipal Trust               Asst. Sec.
                    Offr.;       Colonial InterMarket Income
                    IPC Mbr.       Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Colonial Trusts I through VI    Asst. Sec.
                                 Colonial Investment Services,
                                   Inc.                          Asst. Clerk

Silver, Richard A.  Dir.;        Colonial Advisory Services,
                    Sr.V.P.;       Inc.                          Controller
                    Treasurer    Colonial High Income            Treasurer &
                    & CFO          Municipal Trust               CFO
                                 Colonial InterMarket Income     Treasurer &
                                   Trust I                       CFO
                                 Colonial Intermediate High      Treasurer &
                                   Income Fund                   CFO
                                 Colonial Investment Grade       Treasurer &
                                   Municipal Trust               CFO
                                 Colonial Municipal Income       Treasurer &
                                   Trust                         CFO
                                 Colonial Trusts I through VI    Treasurer &
                                                                 CFO
                                 Colonial Investors Service      Asst.
                                   Center, Inc.                  Treasurer
                                 The Colonial Group, Inc.        Treasurer &
                                                                 CFO
                                 Colonial Investment Services,   Treasurer &
                                   Inc.                          CFO

Stern, Arthur O.    Exe.V.P.;    Colonial Advisory  Services,
                    Dir.;          Inc.                          Clerk
                    Sec.;        Colonial High Income
                    Clrk. &        Municipal Trust               Secretary
                    Gnrl.        Colonial InterMarket Income
                    Counsel;       Trust I                       Secretary
                    IPC Mbr.     Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 Colonial Trusts I through VI    Secretary
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk
                                 The Colonial Group, Inc.        Clerk;
                                                                 V.P.Lgl.
                                 Colonial Investment Services,   Clrk;
                                   Inc.                          Counsel

Waas, Robert S.     V.P.

Wallace, John       V.P.- Corp.
                    Finance and
                    Controller

------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial
Center, Boston, MA 02111.


Item 29   Principal Underwriter
-------   ---------------------

(a)   Colonial Investment Services, Inc. a subsidiary of Colonial
      Management Associates, Inc., Registrant's principal underwriter, also acts in the same capacity to Colonial Trust I, Colonial Trust III, Colonial Trust IV, Colonial Trust V,
      Colonial Trust VI and Colonial Trust VII:

      sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

Name and Principal  Position and Offices  Positions and
Business Address*   with Principal        Offices with
                    Underwriter           Registrant
------------------  -------------------   --------------

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Barsokas, David        Regional V.P.         None

Buckley, Anne P.       Compliance Officer    None

Cairns, David          Regional V.P.         None

Chrzanowski,           Regional V.P.         None
 Daniel

Clapp, Elizabeth A.    V.P.                  None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Sr. V.P.              None

Eckelman, Bryan        Sr. V.P.              None

Eldridge, Kenneth      Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   V.P.                  None

Evans, C. Frazier      Sr. V.P.              None

Feldman, David         Regional V.P.         None

Flaherty, Michael      Regional V.P.         None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Goldberg, Matthew      Regional V.P.         None

Harasimowicz,          V.P.                  None
 Stephen

Hayes, Mary            V.P.                  None
 Elizabeth

Hodgkins, Joseph       Regional V.P.         None

Howard, Craig          Sr. V.P.              None

Karagiannis,           Sr. V.P.              None
 Marilyn

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Kilkenny Ann R.        Sr. V.P.              None

Lloyd, Judith H.       Sr. V.P.              None

Mahoney, D. Scott      Sr. V.P.              None

McCabe, Joanne         Regional V.P.         None

McGregor, Jeffrey L.   Director, CEO,        None
                       President, COO

Meriwether, Jan        V.P.

Meyer, Wayne           Regional V.P.         None

Murphy, Robert F.      Sr. V.P.              None

O'Neill, Charles A.    Exec. V.P.            None

Penitsch, Marilyn L.   Regional V.P.         None

Potter, Cheryl         Regional V.P.         None

Reed, Christopher B.   Regional V.P.         None

Ross, Gary J.          Regional V.P.         None

Scott, Michael W.      Sr. V.P.              None

Silver, Richard A.     Director, Treasurer,  Treasurer, CFO
                        CFO

Sorrells,              Sr. V.P.              None
 Elizabeth

Stern, Arthur O.      Clerk and             Secretary
                      Counsel,Dir.,
                      Chairman

VanEtten, Keith H.    V.P.                  None

Villanova, Paul       Regional V.P.         None

Wallace, John         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.


Item 30.  Location of Accounts and Records

          Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

          Registrant
          Rule 31a-1 (b) (4)
          Rule 31a-2 (a) (1)

          Colonial Management Associates, Inc.
          One Financial Center, Boston, Massachusetts  02111
          Rule 31a-1 (b) (1), (2), (3), (5), (6), (7), (8), (9), (10),
          (11),  (12)
          Rule 31a-1 (d), (f)
          Rule 31a-2 (a) (1), (2), (c), (e)


          Colonial Investment Services, Inc.
          One Financial Center, Boston, Massachusetts  02111
          Rule 31a-1 (d)
          Rule 31a-2 (c)

          Boston Safe Deposit and Trust Company
          One Boston Place, Boston, Massachusetts  02108
          Rule 31a-1 (b), (2), (3)
          Rule 31a-2 (a) (2)

          Colonial Investors Service Center, Inc.
          Post Office Box 1722, Boston, Massachusetts  02105-1722
          Rule 31a-1 (b) (2)
          Rule 31a-2 (a) (2)


Item 31.  Management Services

          See Item 5, Part A and Item 16, Part B


Item 32.  Undertakings


          (i) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of any series' outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (ii) The Registrant undertakes to furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required of Item 5A of Form N-1A.

                             NOTICE


   A copy of the Agreement and Declaration of Trust, as amended, of Colonial Trust II is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                           SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 24 under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 11th day of December, 1995.

                                      COLONIAL TRUST II

                                             JOHN A. MCNEICE, JR.
                                   By:  -------------------------
                                        /s/  John A. McNeice, Jr.
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                    TITLE                             DATE


/s/  JOHN A. MCNEICE, JR.      President (chief              December 11, 1995
     John  A.  McNeice, Jr.   executive officer)
                                and Trustee

/s/  RICHARD A. SILVER        Treasurer
     Richard A. Silver        (principal financial officer)  December 11, 1995


/s/  PETER L. LYDECKER        Controller
     Peter L. Lydecker        (principal accounting officer) December 11, 1995

/s/  ROBERT J. BIRNBAUM       Trustee
     Robert J. Birnbaum

/s/  TOM BLEASDALE            Trustee
     Tom Bleasdale

/s/  LORA S. COLLINS          Trustee
     Lora S. Collins

/s/  JAMES E. GRINNELL        Trustee
     James E. Grinnell

/s/  WILLIAM D. IRELAND, JR.  Trustee
     William D. Ireland, Jr.
                                             MICHAEL H. KOONCE
/s/  JAMES  L.  MOODY, JR.   Trustee         -----------------
     James L. Moody, Jr.                     Michael H. Koonce
                                             Attorney-in-fact
                                             December 11, 1995
/s/  WILLIAM E. MAYER         Trustee
     William E. Mayer


/s/  JOHN J. NEUHAUSER        Trustee
     John J. Neuhauser

/s/  GEORGE L. SHINN          Trustee
     George L. Shinn

/s/  ROBERT L. SULLIVAN       Trustee
     Robert L. Sullivan

/s/  SINCLAIR WEEKS, JR.      Trustee
     Sinclair Weeks, Jr.

                            EXHIBITS

Exhibits                                               Page Number



5.(i)     Form of Management Agreement (CGMMF)

5.(ii)    Form of Management Agreement (CUSGF)

5.(ii)(a) Amendment No. 1 Management Agreement (CUSGF)

5.(iii)   Form of Management Agreement (CARUSGF)

11.       Consent of Independent Accountants

16.(i)    Calculation of Performance Information (CGMMF)

16.(ii)   Calculation of Yield (CGMMF)

16.(iii)  Calculation of Performance Information(CUSGF)

16.(iv)   Calculation of Yield (CUSGF)

16.(v)    Calculation of Performance Information (CARUSGF)

16.(vi)   Calculation of Yield (CARUSGF)

17.(i)    Financial Data Schedule (Class A)(CGMMF)

17.(ii)   Financial Data Schedule (Class B)(CGMMF)

17.(iii)  Financial Data Schedule (Class D)(CGMMF)

17.(iv)   Financial Data Schedule (Class A)(CUSGF)

17.(v)    Financial Data Schedule (Class B)(CUSGF)

17.(vi)   Financial Data Schedule (Class A)(CARUSGF)

17.(vii)  Financial Data Schedule (Class B)(CARUSGF)

17.(viii) Financial Data Schedule (Class C)(CARUSGF)